UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant	☐

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Advaxis, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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305 College Road East

Princeton, New Jersey 08540

April     , 2013

To Our Stockholders:

We are pleased to invite you to attend the Annual Meeting of Stockholders of Advaxis, Inc. to be held on June 5, 2013 at 10:00 a.m., Eastern Daylight Time, at the Princeton Marriott, 100 College Road East, Princeton, New Jersey 08540.

The following pages include a formal notice of the meeting, the proxy statement and a copy of our Annual Report on Form 10-K for the fiscal year ended October 31, 2012. The proxy statement describes various matters on the agenda for the meeting. Please read these materials so that you will know what we plan to do at the meeting. It is important that your shares be represented at the Annual Meeting, regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible through any of the voting options available to you as described in this proxy statement.

On behalf of management and our Board of Directors, we thank you for your continued support of Advaxis, Inc.

Sincerely,

Thomas A. Moore
Chairman and Chief Executive Officer

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Advaxis, Inc. (the “Company”) will be held at Princeton Marriot, 100 College Road East, Princeton, New Jersey 08540, on June 5, 2013, at 10:00 a.m., Eastern Daylight Time, to consider and act upon the following:

1.	To elect five members to the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to effect a reverse stock split at a ratio ranging from 1-for-70 to 1-for-200 of all the issued and outstanding shares of the Company’s common stock, the final ratio to be determined at the discretion of the Board of Directors.

3.	To approve an amendment to our Certificate of Incorporation to decrease, subject to approval and implementation of Proposal No. 2, the total number of authorized shares of capital stock from 1,005,000,000 consisting of 1,000,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock to 305,000,000 consisting of 300,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock.

4.	To ratify and approve an amendment to our 2011 Omnibus Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan by 155,000,000 shares (such share amount prior to implementing any reverse stock split).

5.	To ratify the selection of Marcum, LLP as our independent registered public accountants for the fiscal year ending October 31, 2013, which we refer to as fiscal 2013.

6.	Consider and approve an advisory (non-binding) resolution regarding the compensation of our named executive officers.

7.	Consider and act upon an advisory (non-binding) vote on the frequency at which Advaxis should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for stockholder consideration.

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Holders of record of the Company’s common stock at the close of business on April 15, 2013 are entitled to receive notice of, and to vote at, the Annual Meeting. The date of mailing this Notice of 2013 Annual Meeting of Stockholders and the accompanying Proxy Statement and materials is on or about [April      , 2013].

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Mark J. Rosenblum, Chief Financial Officer and Secretary

 Princeton
[April      , 2013]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2013.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR
THE FISCAL YEAR ENDED OCTOBER 31, 2012 ARE AVAILABLE AT [WWW.PROXYVOTE.COM]

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN ORDER
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING,
PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

ADVAXIS, INC.

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING	1
INFORMATION ABOUT THE VOTING	2
PROPOSAL NO. 1 ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE MATTERS	8
OWNERSHIP OF SECURITIES	15
COMPENSATION OF OFFICERS AND DIRECTORS	18
PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT, AT THE DISCRETION OF THE BOARD OF DIRECTORS	28
PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED NUMBER OF SHARES OF CAPITAL STOCK	35
PROPOSAL NO. 4 RATIFICATION AND APPROVAL OF AN AMENDMENT TO OUR 2011 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE BY 155,000,000 SHARES	37
PROPOSAL NO. 5 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	41
AUDIT COMMITTEE REPORT	42
PROPOSAL NO. 6 ADVISORY VOTE ON EXECUTIVE COMPENSATION	44
PROPOSAL NO. 7 ADVISORY VOTE ON FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	45
DEADLINE FOR RECEIPT OF 2014 STOCKHOLDER PROPOSALS	47
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS	48
OTHER MATTERS	48

ADVAXIS, INC.
305 College Road East
Princeton, New Jersey 08540

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 5, 2013

The enclosed proxy is solicited by the Board of Directors of Advaxis, Inc. (the “Board”) for use at the Annual Meeting. Your vote is very important. For this reason, the Board is requesting that you allow your shares to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. In connection with the solicitation of proxies by the Board, we are mailing this proxy statement, the enclosed proxy card, and our Annual Report on Form 10-K for the fiscal year ended October 31, 2012, which we refer to as fiscal 2012, to all stockholders entitled to vote at the Annual Meeting. We expect these materials to be first mailed to stockholders on or about April 30, 2013.

In this proxy statement, terms such as “we,” “us” and “our” refer to Advaxis, Inc., which may also be referred to from time to time as “Advaxis” or the “Company.”

Information About the Annual Meeting

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Eastern Daylight Time, on June 5, 2013.

Where will the Annual Meeting be held?

The Annual Meeting will be held at the Princeton Marriot, 100 College Road East, Princeton, New Jersey 08540. To obtain directions to be able to attend the Annual Meeting and vote in person, contact Mark J. Rosenblum at (609) 452-9813.

What items will be voted on at the Annual Meeting?

There are seven matters scheduled for a vote:

•	To elect five members to the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

•	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio ranging from 1-for-70 to 1-for-200 of all the issued and outstanding shares of the Company’s common stock, the final ratio to be determined at the discretion of the Board of Directors (the “Reverse Stock Split Amendment”);

•	To approve an amendment to our Certificate of Incorporation, to decrease, subject to approval and implementation of the Reverse Stock Split Amendment, the total number of authorized shares of capital stock from 1,005,000,000 consisting of 1,000,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock to 305,000,000 consisting of 300,000,000 shares of common stock and 5,000,000 shares of “blank check” preferred stock (the “Authorized Share Decrease Amendment”);

•	To ratify and approve an amendment to our 2011 Omnibus Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan by 155,000,000 shares (such share amount prior to implementing any reverse stock split) (the “Incentive Plan Amendment”);

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•	To ratify the selection of Marcum, LLP as our independent registered public accountants for the fiscal year ending October 31, 2013, which we refer to as fiscal 2013;

•	To approve an advisory (non-binding) resolution regarding the compensation of our named executive officers; and

•	To act upon an advisory (non-binding) vote on the frequency at which Advaxis should include an advisory vote regarding the compensation of its named executive officers in its future proxy statements for stockholder consideration.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board recommends that you vote:

•	“FOR” the election of each of the five nominees named herein to serve on the Board;

•	“FOR” the approval of the Reverse Stock Split Amendment;

•	“FOR” the approval of the Authorized Share Decrease Amendment;

•	“FOR” the ratification and approval of the Incentive Plan Amendment;

•	“FOR” the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2013;

•	“FOR” the approval of the advisory (non-binding) resolution regarding the compensation of our named executive officers; and

•	“FOR” a three-year frequency for inclusion of an advisory vote regarding the compensation of named executive officers in future proxy statements for stockholder consideration.

Information About the Voting

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on April 15, 2013, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 554,681,301 shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

•

Stockholders of Record: Shares Registered in Your Name.   If on the Record Date your shares were registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee.   If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

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What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On the Record Date, there were 554,681,301 shares outstanding and entitled to vote. Thus, 184,893,767 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian or other nominee) or if you vote in person at the Annual Meeting. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

How do I vote?

For Proposal No. 1, you may either vote “FOR” all the nominees to the Board or you may withhold your vote for all nominees or for any nominee you specify. For Proposal No. 7, you may vote for every three years, every two years, every one year or you may abstain from voting. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are fairly simple:

•	Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

Beneficial Owner: Shares Registered in the Name of Broker, Bank, Custodian or Other Nominee.   If you are a beneficial owner of shares registered in the name of your broker, bank, custodian or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, custodian or other nominee. Follow the instructions from your broker, bank, custodian or other nominee included with these proxy materials, or contact your broker, bank, custodian or other nominee to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

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Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy bearing a later date;

•	You may send a written notice that you are revoking your proxy to Advaxis, Inc. at 305 College Road East, Princeton, New Jersey 08540, Attention: Mark J. Rosenblum, Chief Financial Officer and Secretary (so long as we receive such notice no later than the close of business on the day before the Annual Meeting); or

•	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” votes, withheld votes and broker non-votes, and, with respect to proposals other than the election of directors, “AGAINST” votes and abstentions. Abstentions will be counted towards the vote total for each proposal (other than for Proposal No. 1, the election of directors and Proposal No. 7, the “say-on-frequency” advisory vote) and will have the same effect as “AGAINST” votes. Broker non-votes will not be counted towards the vote total for any proposal and will have the same effect as “AGAINST” votes with respect to Proposal No. 2 (the Reverse Stock Split Amendment) and Proposal No. 3 (the Authorized Share Decrease Amendment), and will have no effect with respect to Proposal No. 1 (election of directors) Proposal No. 4 (the Incentive Plan Amendment), Proposal No. 5 (the proposal to ratify the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2013), Proposal No. 6 (the “say-on-pay” advisory vote) and Proposal No. 7 (the “say-on-frequency” advisory vote).

Brokers who hold shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from their clients. For purposes of our Annual Meeting, brokers may only exercise discretionary authority with respect to Proposal No. 5 (the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2013). If the organization that holds your shares does not receive instructions from you on how to vote your shares on the other matters being considered at the Annual Meeting, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results, except that a broker non-vote with respect to Proposal No. 2 (the Reverse Stock Split Amendment) and Proposal No. 3 (the Authorized Share Decrease Amendment) is effectively a vote “AGAINST” such proposal.

How many votes are needed to approve each proposal?

•	For the election of directors, the five nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.

•

To be approved, Proposal No. 2 (the Reverse Stock Split Amendment) and Proposal No. 3 (the Authorized Share Decrease Amendment), must each receive “FOR” votes from the holders of a majority of the total number of shares of our common stock outstanding on the record date.

•

To be approved, Proposal No. 4 (the Incentive Plan Amendment), Proposal No. 5 (the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for fiscal 2013), and Proposal No. 6 (the “say-on-pay” advisory proposal) must each receive “FOR” votes from the majority of shares present and entitled to vote either in person or by proxy.

•	For Proposal No. 7 (the “say-on-frequency” advisory proposal), if none of the frequency options receives a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders.

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How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the Securities and Exchange Commission, or SEC, within four business days after the Annual Meeting.

How do I obtain a list of the Company’s stockholders?

A list of our stockholders as of the Record Date will be available for inspection at our corporate headquarters located at 305 College Road East, Princeton, New Jersey 08540 during normal business hours during the 10-day period prior to the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have retained Morrow & Co., LLC to aid in the solicitation at a fee of approximately $12,000 plus reasonable out-of-pocket expenses. Proxies also may be solicited by employees and our Directors by mail, telephone, facsimile, e-mail or in person.

Additional Information

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Mark J. Rosenblum, Chief Financial Officer and Secretary, by mail at Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, by Telephone: (609) 452-9813 or by Fax: (609) 452-9818.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our By-laws provide that the number of directors is to be no less than one and no more than nine and shall be fixed by action of the directors. The Board has recommended for this Annual Meeting that the number of directors be fixed at five and has nominated five persons for election as directors as noted below. Each director will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. For information regarding the independence of our directors, see “Corporate Governance Matters — Director Independence” below.

Unless otherwise instructed, the persons named in the proxy will vote to elect the five nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than five directors.

Biographical Information for Nominees for Director

The names of the nominees for election as directors at the Annual Meeting, each of whom is an incumbent director, and certain information about them, including their ages as of April 15, 2013 is set forth below:

Name	Age	Position

Thomas A. Moore	62	Chief Executive Officer and Chairman of our Board of Directors
Roni A. Appel	46	Director
Richard Berman	70	Director
Dr. Thomas McKearn	64	Director
Dr. James Patton	55	Director

Thomas A. Moore.  Mr. Moore was appointed to our Board as an independent director in September 2006 and then was named CEO of Advaxis, Inc. in December 2006. Previously, from June 2002 to June 2004, Mr. Moore was President and Chief Executive Officer of Biopure Corporation, a developer of oxygen therapeutics that are intravenously administered to deliver oxygen to the body’s tissues. From 1996 to November 2000, he was President and Chief Executive Officer of Nelson Communications. Previously, Mr. Moore had a 23-year career with the Procter & Gamble Company in multiple managerial positions, including President of Health Care Products where he was responsible for prescription and over-the-counter medications worldwide, and group vice president of the Procter & Gamble Company. Mr. Moore’s extensive business, managerial, executive and leadership experience in the healthcare industry make him particularly qualified to serve as our director.

Roni A. Appel.  Mr. Appel has served as a member of our Board of Directors since November 2004.  He was our President and Chief Executive Officer from January 1, 2006 and Secretary and Chief Financial Officer from November 2004, until he resigned as our Chief Financial Officer on September 7, 2006 and as our President, Chief Executive Officer and Secretary on December 15, 2006. From December 15, 2006 to December 2007, Mr. Appel served as a consultant to us. Mr. Appel currently is a self-employed consultant. Previously, he served as Chief Executive Officer of Anima Cell Metrology Ltd., from 2008 through January 31, 2013. From 1999 to 2004, he was a partner and managing director of LV Equity Partners (f/k/a LibertyView Equity Partners).  From 1998 until 1999, he was a director of business development at Americana Financial Services, Inc.  From 1994 to 1998, he was an attorney and completed his MBA at Columbia University. Mr. Appel’s longstanding service with us and his entrepreneurial investment career in early stage biotech businesses qualify him to serve as our director.

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Richard J. Berman.  Mr. Berman has served as a member of our Board of Directors since September 1, 2005. Richard Berman’s business career spans over 35 years of venture capital, senior management and merger & acquisitions experience. In the past 5 years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. From 2006 to 2011, he was Chairman of National Investment Managers, a company with $12 billion in pension administration assets. In 2012, he became vice chairman of Energy Smart Resources, Inc. From 1998 to 2012, Mr. Berman served as a Director of Easy Link Int’l. Mr. Berman is currently a director of three public companies: Advaxis, Inc., Neostem, Inc. (since 2005), and Lustros, Inc. (since 2012). From 1998 to 2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO. Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments; created the largest battery company in the world in the 1980s by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE); helped to create what is now Soho (NYC) by developing five buildings; and advised on over $4 billion of M&A transactions (completed over 300 deals). He is a past Director of the Stern School of Business of NYU where he obtained his B.S. and M.B.A. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman’s extensive knowledge of our industry, his role in the governance of publicly held companies and his directorships in other life science companies qualify him to serve as our director.

Dr. Thomas J. McKearn.   Dr. McKearn has served as a member of our Board of Directors since July 2002. He brings more than 30 years of experience in the translation of biotechnology science into oncology products. As one of the founders of Cytogen Corporation, an Executive Director of Strategic Science and Medicine at Bristol-Myers Squibb, then for ten years at Agennix, Inc. (formerly GPC-Biotech) as VP of Medical Affairs and later as VP of Strategic Clinical Affairs, and now as the President, Research & Development at Onconova, he has worked to bring the most innovative laboratory findings into the clinic and through the FDA regulatory process for the benefit of cancer patients who need better ways to cope with their afflictions. Prior to entering the biotechnology industry in 1981, Dr. McKearn received his medical, graduate and post-graduate training at the University of Chicago and served on the faculty of the Medical School at the University of Pennsylvania. Dr. McKearn’s experience in managing life science companies, his knowledge of medicine and his commercialization of biotech products qualify him to serve as our director.

Dr. James Patton.  Dr. Patton has served as a member of our Board of Directors since February 2002, as Chairman of our Board of Directors from November 2004 until December 31, 2005 and as our Chief Executive Officer from February 2002 to November 2002. Since February 1999, Dr. Patton has been the Vice President of Millennium Oncology Management, Inc., which provides management services for radiation oncology care to four sites. Dr. Patton has been a trustee of Dundee Wealth US, a mutual fund family, since October 2006. He is a founder and has been chairman of VAL Health, LLC, a health care consultancy, from 2011 to the present. In addition, he was President of Comprehensive Oncology Care, LLC since 1999, a company that owned and operated a cancer treatment facility in Exton, Pennsylvania until its sale in 2008. From February 1999 to September 2003, Dr. Patton also served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey. From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from Penn’s Wharton School. Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar. He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis. Dr. Patton’s experience as a trustee and consultant to funds that invest in life science companies provide him with the perspective from which we benefit. Additionally, Dr. Patton’s medical experience and service as a principal and director of other life science companies make Dr. Patton particularly qualified to serve as our director.

The Board recommends that stockholders vote “FOR” electing each of the five nominees listed above.

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CORPORATE GOVERNANCE MATTERS

Board of Directors.

The Board held six meetings in fiscal 2012. Each director attended 60% or more of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings of the committee(s) of which he was a member, if any. We do not have a written policy on board attendance at annual meetings of stockholders. We will encourage, but will not require, our directors to attend the Annual Meeting.

The table below describes the Board’s committees

Committee Name	Current Members	Number of Meetings in Fiscal 2012	Principal Functions
Audit Committee	R. Berman T.McKearn J. Patton (Chairman)	4	The Audit Committee is responsible for the following: • recommending the engagement of auditors to the full Board;
			• reviewing the results of the audit engagement with the independent registered public accounting firm;
			• identifying irregularities in the management of our business in consultation with our independent accountants, and suggesting an appropriate course of action;
			• reviewing the adequacy, scope, and results of the internal accounting controls and procedures;
			• reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm; and
			• reviewing the auditors’ fees.
Compensation Committee	R. Berman (Chairman) T. McKearn	0

The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants.

Nominating and Corporate Governance	R. Berman (Chairman) J.Patton	1

The functions of the Nominating and Corporate Governance Committee include the following:

•    identifying and recommending to the Board individuals qualified to serve as members of the Board and on the committees of the Board;

			• advising the Board with respect to matters of board composition, procedures and committees;

•    developing and recommending to the Board a set of corporate governance principles applicable to us and overseeing corporate governance matters generally including review of possible conflicts and transactions with persons affiliated with directors or members of management; and

			• overseeing the annual evaluation of the Board and our management.

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Director Independence

In accordance with the disclosure requirements of the SEC, and because the Over-The-Counter Bulletin Board, which we refer to as the OTC Bulletin Board, does not have its own rules for director independence, we have adopted the NASDAQ listing standards for independence effective April 2010. Although we are not presently listed on any national securities exchange, each of our directors, other than Mr. Thomas A. Moore, is independent in accordance with the definition set forth in the NASDAQ rules. Each current member of each of our Board committees is an independent director under the NASDAQ standards applicable to such committees. The Board considered the information included in transactions with related parties as outlined below along with other information the Board considered relevant, when considering the independence of each director.

Audit Committee

The Audit Committee of our Board of Directors is currently composed of three directors, all of whom satisfy the independence and other standards for Audit Committee members under the NASDAQ rules (although our securities are not listed on the NASDAQ stock market but are quoted on the OTC Bulletin Board).  For fiscal 2012, the Audit Committee was composed of Mr. Berman and Dr. Patton, with Mr. Berman serving as the Audit Committee’s financial expert as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended, which we refer to as the Securities Act. Mr. McKearn was appointed to the Audit Committee in April 2013.

The Audit Committee operates under a written Audit Committee Charter, which is available to stockholders on our website at http://www.advaxis.com/investors/corporate-governance/.

Compensation Committee

The Compensation Committee of our Board of Directors consists of Mr. Berman and Dr. McKearn.  The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants. For executives other than the Chief Executive Officer, the Compensation Committee receives and considers performance evaluations and compensation recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the Compensation Committee is usually determined by its Chairman, with the assistance of the Company’s Chief Executive Officer. Compensation Committee meetings are regularly attended by the Chief Executive Officer.

The Compensation Committee operates under a written Compensation Committee Charter, which is available to stockholders on our website at http://www.advaxis.com/investors/corporate-governance/.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of our Board of Directors currently consists of Mr. Berman and Mr. Patton. For fiscal 2012, the Nominating and Corporate Governance Committee was composed of Mr. Berman and Mr. Moore. Mr. Patton was appointed to replace Mr. Moore on this Committee in April 2013.

The Nominating and Corporate Governance Committee operates under a written Nominating and Corporate Governance Committee Charter, which is available to stockholders on our website at http://www.advaxis.com/investors/corporate-governance/.

The Nominating and Corporate Governance Committee will consider director candidates recommended by eligible stockholders. Stockholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Nominating and Corporate Governance, Attention: Chairman, Advaxis, Inc., 305 College Road East, Princeton, New Jersey, 08540. Any recommendations for director made to the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board of Directors, and should include the following information for each person being recommended or nominated for election as a director:

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•	The name, age, business address and residence address of the person;

•	The principal occupation or employment of the person;

•	The number of shares of our common stock that the person owns beneficially or of record; and

•	Any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

In addition, the stockholder’s notice must include the following information about such stockholder:

•	The stockholder’s name and record address;

•	The number of shares of our common stock that the stockholder owns beneficially or of record;

•	A description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination is to be made;

•	A representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person or persons named in such stockholder’s notice; and

•	Any other information about the stockholder that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

The notice must include a written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of ours unless recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors or nominated in accordance with the procedures set forth above. Candidates proposed by stockholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating and Corporate Governance Committee.

We must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, or, if no annual meeting was held the previous year or the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not more than 120 days prior to the annual meeting and not less than the later of 90 days prior to the annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to the special meeting or ten days following the day on which public announcement of the date of the special meeting is first made.

The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to our Board of Directors (including incumbent directors) will enhance our Board of Director’s management, finance and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the medical, biotechnology, or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee shall be reviewed for purposes of determining a director nominee’s qualification.

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Candidates for director nominees are evaluated by Nominating and Corporate Governance Committee in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

While we do not have a formal diversity policy for Board membership, we will seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors will consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

Board Leadership Structure

Thomas A. Moore has been the Chairman of the Board and our Chief Executive Officer since December 15, 2006. We believe that having one person, particularly Mr. Moore with his wealth of industry and executive management experience, his extensive knowledge of the operations of our company and his own history of innovation and strategic thinking, serve as both Chief Executive Officer and Chairman is the best leadership structure for us because it demonstrates to our employees, customers and stockholders that we are under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. This unity of leadership promotes strategy development and execution, timely decision-making and effective management of our resources. We do not have a lead independent director. We believe that we are well-served by this structure.

As described above, four of our five directors are independent. In addition, all of the directors on each of the Audit Committee and Compensation Committee, and on the Nominating and Corporate Governance Committee, are independent directors. The committee chairs set the agendas for their committees and report to the full Board on their work. All of our independent directors are highly accomplished and experienced business people in their respective fields, who have demonstrated leadership in significant enterprises and are familiar with board processes. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while our Chairman and Chief Executive Officer and Mr. Appel (also, an independent director) bring company-specific experience and expertise.

Risk Oversight

The Board has an active role in overseeing our risk management and is responsible for discussing with management and the independent auditors our major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. The Board regularly engages in discussions of the most significant risks that we are facing and how those risks are being managed. The Chairman and Chief Executive Officer’s extensive knowledge of us uniquely qualifies him to lead the Board in assessing risks. The Board believes that its work and the work of the Chairman and Chief Executive Officer, enables the Board to effectively oversee our risk management function.

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Stockholder Communications to the Board

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to the following address:

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540
Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended October 31, 2012 and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than ten percent of the Company’s common stock complied with all Section 16(a) filing requirements during such fiscal year, except: (i) Roni A. Appel, as a director of the Company, filed a late Form 4 on February 28, 2013 to report a transaction that occurred on March 1, 2012; (ii) Richard Berman, as a director of the Company, filed a late Form 4 on February 28, 2013 to report a transaction that occurred on February 8, 2012; (iii) Dr. Thomas McKearn, as a director of the Company, filed a late Form 4 on February 28, 2013 to report a transaction that occurred on March 1, 2012; and (iv) Dr. James Patton, as a director of the Company, filed a late Form 4 on February 28, 2013 to report transactions that occurred on March 1, 2012 and August 2, 2012.

Certain Relationships and Related Transactions

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties.  Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

Thomas Moore

From time to time, Mr. Moore, our Chairman and Chief Executive Officer, has loaned the Company operating funds, either pursuant to the Moore Notes (as defined below) or as an investor in other offerings by the Company. The following summarizes any related party transactions with Mr. Moore since November 1, 2010 (the first day of our fiscal 2011 year).

On September 22, 2008, we entered into agreement to provide for the sale, from time to time, of senior promissory notes (the “Moore Notes”) to Mr. Moore, our Chairman and Chief Executive Officer, which promissory notes and agreement have subsequently been amended. Under the current terms of the Moore Notes (most recently amended and restated on March 17, 2011): (i) the promissory notes bear interest at the rate of 12% per annum and (ii) the maturity date is the earlier of the date of consummation of an equity financing in an amount of $6.0 million or more or the occurrence of any event of default as defined in the Moore Notes. As of October 31, 2011, we owed Mr. Moore approximately $408,000 in principal and interest under the Moore Notes.

On August 29, 2011, we entered into an exchange agreement with Mr. Moore, pursuant to which warrants to purchase up to an aggregate of 2,666,667 shares of our common stock, issued to Mr. Moore on or about October 17, 2007, and certain rights of Mr. Moore to receive additional warrants in the future under the September 22, 2008 purchase agreement for the Moore Notes, were exchanged for a warrant to purchase up to an aggregate of 7,674,512 shares of our common stock.

On October 28, 2011, we entered into a note purchase agreement with Mr. Moore (and Mr. Rosenblum, as described below) and other accredited investors in connection with the private placement of an aggregate $2.3 million convertible promissory notes and warrants. We refer to this offering as the October 2011 offering. Accordingly, on October 31, 2011 we issued $470,588 of convertible promissory notes to Mr. Moore for a purchase price of $400,000, representing an original issue discount of 15%, which was paid for in exchange for the cancellation of $400,000.00 of outstanding indebtedness owed by us under the Moore Notes. We also issued Mr. Moore a warrant to purchase that number of shares of our common stock equal to 50% of the number of shares of our common stock issuable upon conversion of the $470,588 of convertible promissory notes, at an exercise price of $0.15 per share, which warrant expires on October 31, 2014.

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As of October 31, 2011, we owed Mr. Moore an aggregate amount of approximately $879,000 in principal and interest under the Moore Notes and the convertible promissory notes issued in the October 2011 offering.

Effective May 14, 2012, we entered into a note purchase agreement with Mr. Moore (and Mr. O’Connor, as described below) and other accredited investors in connection with the private placement of an aggregate $953,333 convertible promissory notes and warrants. We refer to this offering as the May 2012 offering. Accordingly, on May 18, 2012, we issued $120,000 of convertible promissory notes to Mr. Moore for a purchase price of $90,000 in cash, representing an original issue discount of 25%. Mr. Moore paid $0.75 for each $1.00 of principal amount of note purchased. The $120,000 convertible promissory notes mature May 18, 2013 and are convertible into shares of our common stock at a current conversion price of $0.0253 per share. We also issued Mr. Moore a warrant to purchase that number of shares of our common stock equal to 50% of such number of shares of our common stock issuable upon conversion of the $120,000 convertible promissory notes, at an exercise price of $0.15 per share, which warrant expires on May 18, 2017.

Effective May 14, 2012, we also entered into an exchange agreement with Mr. Moore, pursuant to which Mr. Moore received approximately 5.4 million shares of our common stock in exchange for (i) surrendering the convertible promissory notes (with a principal amount of $470,588) and warrants to purchase an aggregate of approximately 1,568,627 shares of our common stock that Mr. Moore acquired in the October 2011 offering, and (ii) amending the October 2011 note purchase agreement to terminate (x) Mr. Moore’s right to liquidated damages if we fail for any reason to satisfy the current public information requirement under Rule 144(c) promulgated under the Securities Act, (y) Mr. Moore’s right to participate in any proposed or intended issuance or sale or exchange of the our securities, and (z) the prohibition on our ability to effect, or enter into an agreement to effect, any issuance of our securities for cash consideration involving a variable rate transaction.

Effective June 8, 2012, we entered into an exchange agreement with Mr. Moore, pursuant to which warrants to purchase an aggregate of 11,064,611 shares of our common stock, issued to Mr. Moore between August 2007 and May 2012, were exchanged for new warrants to purchase the same amount of shares of our common stock. These new warrants were not able to be exercised by Mr. Moore until we amended our certificate of incorporation to increase the authorized number of shares of our common stock to permit exercise in full of the new warrants (which amendment was effected August 16, 2012). In connection with the warrant exchange, Mr. Moore also waived our obligation to keep reserved from our authorized and available shares of common stock, such number of shares of common stock necessary to effect the exercise or conversion, in full, of (i) the original warrants exchanged for these new warrants, and (ii) the convertible promissory note in the aggregate principal amount of $120,000 issued to Mr. Moore in the May 2012 offering.

Additionally, for the twelve months ended October 31, 2012, Mr. Moore loaned us $74,500 under the Moore Notes. We paid Mr. Moore $35,000 in principal on the Moore Notes. As of October 31, 2012 and October 31, 2011, respectively, we were not in default under the terms of the agreement relating to the Moore Notes. We intend to repay Mr. Moore when funds are sufficiently available. As of October 31, 2012, we owed Mr. Moore an aggregate amount of approximately $597,000 in principal and interest under the Moore Notes and the convertible promissory notes acquired in the May 2012 offering.

For the period from November 1, 2012 through April 15, 2013, Mr. Moore loaned us $11,200 under the Moore Notes. In that same period, we repaid Mr. Moore $85,700 in principal on the Moore Notes.

As of April 15, 2013, we owed Mr. Moore an aggregate amount of approximately $538,000 in principal and interest under the Moore Notes and the convertible promissory notes acquired in the May 2012 offering.

Mark Rosenblum

In connection with the October 2011 offering, we issued $58,823.53 of convertible promissory notes to an IRA account in the name of our Chief Financial Officer, Mark J. Rosenblum, for a purchase price of $50,000.00. Additionally, Mr. Rosenblum received a warrant to purchase that number of shares of our common stock equal to 50% of such number of shares of our common stock issuable upon conversion of the $58,823.53 convertible promissory notes, at an exercise price of $0.15 per share, which expire on October 31, 2014. On May 18, 2012, Mr. Rosenblum exchanged his convertible promissory notes and warrant for 686,275 shares of our common stock.

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James Patton

On August 2, 2012, in a private placement pursuant to a note purchase agreement, we issued Dr. James Patton, a member of our Board of Directors, a convertible promissory note in the principal amount of $66,667 for a purchase price of $50,000, representing an original issue discount of 25%. We refer to this as the “Patton Note.” Dr. Patton paid $0.75 for each $1.00 of principal amount of the Patton Note. The Patton Note is convertible into shares of our common stock at $0.025287 per share and is subject to “full ratchet” anti-dilution protection upon certain equity issuances below $0.025287 per share (as may be further adjusted). Additionally, Dr. Patton received a warrant to purchase that number of shares of our common stock equal to 50% of the number of shares of our common stock issuable upon conversion of the Patton Note, at an exercise price of $0.085 per share. This warrant expires on August 2, 2017 and may be exercised on a cashless basis in certain circumstances. The Patton Note matures on August 2, 2013. Each of the Patton Note and warrants issued to Dr. Patton limit his ability to convert or exercise, as applicable, to the extent that after such conversion or exercise, as the case may be, Dr. Patton (together with his affiliates) would beneficially own more than 4.99% of our outstanding shares of common stock as of such date.

Daniel O’Connor

In connection with the May 2012 offering, on May 18, 2012 we issued Mr. O’Connor, an executive of our company as of January 1, 2013, a convertible promissory note in the principal amount of $66,667 for a purchase price of $50,000, which represents an original issue discount of 25%. We refer to this note as the “O’Connor Note.” Mr. O’Connor paid $0.75 for each $1.00 of principal amount of the O’Connor Note. The O’Connor Note is convertible into shares of our common stock at $0.025287 per share and is subject to “full ratchet” anti-dilution protection upon certain equity issuances below $0.025287 per share (as may be further adjusted). Additionally, Mr. O’Connor received a warrant to purchase that number of shares of our common stock equal to 50% of such number of shares of our common stock issuable upon conversion of the O’Connor Note, at an exercise price of $0.085 per share. This warrant expires on May 18, 2017 and may be exercised on a cashless basis in certain circumstances. The O’Connor Note matures on May 18, 2013. We may redeem the O’Connor Note under certain circumstances. The O’Connor Note and warrant each include a limitation on conversion or exercise, as applicable, which provides that at no time will Mr. O’Connor be entitled to convert any portion of the O’Connor Note or warrant, to the extent that after such conversion or exercise, as applicable, Mr. O’Connor (together with his affiliates) would beneficially own more than 4.99% of our outstanding shares of common stock as of such date.

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OWNERSHIP OF SECURITIES

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2013:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•	each of our directors;

•	each of our named executive officers and current executive officers; and

•	all of our current directors and executive officers as a group.

As used in the table below and elsewhere in this proxy statement, the term beneficial ownership with respect to our common stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of our common stock) or sole or shared investment power (which includes the power to dispose, or direct the disposition of, shares of our common stock) through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following April 15, 2013.

Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 554,681,301 shares of common stock outstanding as of April 15, 2013, adjusted as required by the rules promulgated by the SEC. Unless otherwise indicated, the address for each of the individuals and entities listed in this table is 305 College Road East, Princeton, New Jersey 08540.

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Class Beneficially Owned

Thomas A. Moore	28,612,367	(1)	4.99%
Roni A. Appel	8,894,557	(2)	1.6%
Richard Berman	3,483,031	(3)	* %
Dr. James Patton	9,192,463	(4)	1.6%
Dr. Thomas McKearn	2,943,496	(5)	* %
Dr. John Rothman	10,095,257	(6)	1.8%
Daniel J. O’Connor	5,060,813	(7)	* %
Mark J. Rosenblum	4,174,002	(8)	* %
All Current Directors and Executive Officers as a Group (7 people)	62,360,729	(9)	11.0%

* Less than 1%.

(1)	Represents 10,842,367 issued shares of our common stock, options to purchase 8,900,000 shares of our common stock exercisable within 60 days and warrants to purchase 8,870,000 shares of our common stock exercisable within 60 days. However, it excludes warrants to purchase 2,194,611 shares of our common stock in addition to a promissory note currently convertible into 4,743,083 shares of our common stock, which are limited by a 4.99% beneficial ownership provision in the warrants and notes that would prohibit him from exercising any of such warrants or converting any such notes to the extent that upon such exercise or conversion he, together with his affiliates, would beneficially own more than 4.99% of the total number of shares of our common stock then issued and outstanding (unless Mr. Moore provides us with 61 days' notice of the holders’ waiver of such provisions).

(2)	Represents 4,212,134 issued shares of our common stock, options to purchase 3,329,090 shares of our common stock exercisable within 60 days and 1,353,333 shares of our common stock earned but not yet issued.

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(3)	Represents options to purchase 1,666,667 shares of our common stock exercisable within 60 days and 1,816,364 shares of our common stock earned but not yet issued.

(4)	Represents 2,940,576 issued shares of our common stock, options to purchase 1,106,586 shares of our common stock exercisable within 60 days, 2,286,665 shares earned but not yet issued, warrants to purchase 222,222 shares of our common stock exercisable within 60 days and a promissory note convertible into 2,636,414 shares of our common stock.

(5)	Represents 299,290 issued shares of our common stock, options to purchase 1,290,873 shares of our common stock exercisable within 60 days and 1,353,333 shares of our common stock earned but not yet issued.

(6)	Represents 275,775 issued shares of our common stock, options to purchase 7,810,000 shares of our common stock exercisable within 60 days and 2,009,482 shares of our common stock earned but not yet issued. On March 6, 2013, we announced the departure of Dr. John Rothman effective March 1, 2013. Dr. Rothman will continue to assist us as a consultant for a period of one year.

(7)	Represents options to purchase 1,083,333 shares of our common stock exercisable within 60 days, 1,118,844 shares earned but not yet issued, warrants to purchase 222,222 shares of our common stock exercisable within 60 days and a promissory note convertible into 2,636,414 shares of our common stock.

(8)	Represents 874,002 issued shares of our common stock and options to purchase 3,300,000 shares of our common stock exercisable within 60 days.

(9)	Represents an aggregate of 19,168,369 shares of our common stock, options to purchase 20,676,549 shares of our common stock exercisable within 60 days, warrants to purchase 9,314,444 shares of our common stock exercisable within 60 days, promissory notes convertible into 5,272,828 shares of our common stock and 7,928,539 shares of our common stock earned but not yet issued.

Executive Officers

The following table provides information on our current executive officers. All the executive officers have been elected to serve until the Board meeting following the Annual Meeting and until their successors have been elected and qualified, or until their earlier resignation or removal.

Name	Age	Position
Thomas A. Moore	62	Chief Executive Officer and Chairman of the Board
Daniel J. O’Connor	48	Senior Vice President, Corporate Development and Chief Legal Officer
Mark J. Rosenblum	59	Chief Financial Officer, Senior Vice President and Secretary

Thomas A. Moore. Thomas Moore has been CEO of Advaxis, Inc. since December 2006. Previously, from June 2002 to June 2004, Mr. Moore was President and Chief Executive Officer of Biopure Corporation, a developer of oxygen therapeutics that are intravenously administered to deliver oxygen to the body’s tissues. From 1996 to November 2000, he was President and Chief Executive Officer of Nelson Communications. Previously, Mr. Moore had a 23-year career with the Procter & Gamble Company in multiple managerial positions, including President of Health Care Products where he was responsible for prescription and over-the-counter medications worldwide, and group vice president of the Procter & Gamble Company.

Daniel J. O’Connor, Esq. Mr. O’Connor joined our company on January 1, 2013 and has 15 years of executive, legal, and regulatory experience in the biopharmaceutical industry with ImClone Systems, PharmaNet and Bracco Diagnostics. Joining ImClone in 2003, Mr. O’Connor supported the clinical development, launch, and commercialization of ERBITUX(R). As ImClone’s senior vice president, general counsel, and secretary, he played a key role in resolving numerous issues facing ImClone, including extensive licensing negotiations, in advance of the company being sold to Eli Lilly in 2008. Prior to joining ImClone, Mr. O’Connor was PharmaNet’s general counsel and instrumental in building the company from a start-up contract research organization to an established world leader in clinical research. Mr. O’Connor was also a criminal prosecutor in New Jersey and gained leadership experience as a Captain in the U.S. Marines, serving in the Persian Gulf in 1990. Most recently, while at Bracco Diagnostics, a large private pharmaceutical and medical device company, Mr. O’Connor was the company’s vice president and general counsel.

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Mark J. Rosenblum.   Effective as of January 5, 2010, Mr. Rosenblum joined our company as our Chief Financial Officer, Senior Vice President and Secretary. From August 1985 through June 2003, Mr. Rosenblum was employed by Wellman, Inc., a public chemical manufacturing company.  Between 1996 and 2003, Mr. Rosenblum was the Chief Accounting Officer, Vice President and Controller at Wellman, Inc. Mr. Rosenblum was the Chief Financial Officer of HemobioTech, Inc., a public company primarily engaged in the commercialization of human blood substitute technology licensed from Texas Tech University, from April 1, 2005 until December 31, 2009. Mr. Rosenblum holds both a Masters in Accountancy and a B.S. degree from the University of South Carolina. Mr. Rosenblum is a certified public accountant.

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COMPENSATION OF OFFICERS AND DIRECTORS

The following table sets forth the information as to compensation paid to or earned by our Chief Executive Officer and our two other most highly compensated executive officers during the fiscal years ended October 31, 2012 and 2011.  These individuals are referred to in this proxy statement as our named executive officers.  As none of our named executive officers received non-equity incentive plan compensation or nonqualified deferred compensation earnings during the fiscal years ended October 31, 2012 and 2011, we have omitted those columns from the table.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Award(s)		Option Award(s) (1)		All Other Compensation		Total

Thomas A. Moore,	2012	$350,000	$-	$-		$592,000	(6)	$43,985	(2)	$985,985
CEO and Chairman	2011	$350,000	$-	$-		$-		$21,294	(2)	$371,294

Dr. John Rothman,	2012	275,000	-	30,000	(3)	444,000	(7)	33,516	(4)	782,516
Former Executive VP of Science & Operations*	2011	275,000	83,000	30,000	(3)	-		34,665	(4)	422,665

Mark J. Rosenblum	2012	250,000	-	-		$310,800	(8)	21,335	(5)	582,135
Chief Financial Officer	2011	250,000	72,000	-		-		19,211	(5)	341,211

*	On March 6, 2013, we announced the departure of Dr. John Rothman effective March 1, 2013. Dr. Rothman will continue to assist us as a consultant for a period of one year.
(1)	The amounts shown in this column represent the fair value on grant date determined by multiplying the number of options granted by the closing price of our common stock on the date of grant in accordance with ASC 718. The grant date values have been determined based on the assumptions and methodologies set forth in the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2012 (Note 11, Stock Options).

(2)	Based on our cost of Mr. Moore’s coverage for health care and interest received by Mr. Moore for the Moore Notes.

(3)	Represents $30,000 of base salary paid in shares of our common stock in lieu of cash, based on the average monthly stock price.

(4)	Based on our cost of Dr. Rothman’s coverage for health care and the 401K company match he received.

(5)	Based on our cost of Mr. Rosenblum’s coverage for health care.

(6)	In the fiscal year ended October 31, 2012, we granted stock options to purchase 4,000,000 shares of our common stock to Mr. Moore in connection with services he performed. The material terms of this grant are described below under the heading “Discussion of Summary Compensation Table.”

(7)	In the fiscal year ended October 31, 2012, we granted stock options to purchase 3,000,000 shares of our common stock to Dr. Rothman in connection with services he performed. The material terms of this grant are described below under the heading “Discussion of Summary Compensation Table.”

(8)	In the fiscal year ended October 31, 2012, we granted stock options to purchase 2,100,000 shares of our common stock to Mr. Rosenblum in connection with services he performed. The material terms of this grant are described below under the heading “Discussion of Summary Compensation Table.”

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 Discussion of Summary Compensation Table

Moore Employment Agreement and Option Agreements.  We are party to an employment agreement with Mr. Moore, dated as of August 21, 2007 (memorializing an oral agreement dated December 15, 2006), that provides that he will serve as our Chairman of the Board and Chief Executive Officer for an initial term of two years.  For so long as Mr. Moore is employed by us, Mr. Moore is also entitled to nominate one additional person to serve on our Board of Directors.  Following the initial term of employment, the agreement was renewed for a one year term, and is automatically renewable for additional successive one year terms, subject to our right and Mr. Moore’s right not to renew the agreement upon at least 90 days’ written notice prior to the expiration of any one year term.

Under the terms of the agreement, Mr. Moore is entitled to receive a base salary of $350,000 per year, and subject to annual review for increases by our Board of Directors in its sole discretion.  The agreement also provides that Mr. Moore is entitled to receive family health insurance at no cost to him.  Mr. Moore’s employment agreement does not provide for the payment of a bonus.

In connection with our hiring of Mr. Moore, we agreed to grant Mr. Moore up to 1,500,000 shares of our common stock, of which 750,000 shares were issued on November 1, 2007 upon our successful raise of $4.0 million and 750,000 shares were issued on June 29, 2010 upon our successful raise of an additional $6.0 million (which condition was satisfied in January 2010).  We have also granted Mr. Moore options to purchase shares of our common stock pursuant to our equity compensation plans. During fiscal 2012, on November 8, 2011, we granted Mr. Moore options to purchase 4,000,000 shares of our common stock. Each option is exercisable at $0.148 per share. These options vest over a three year period beginning one year from the grant date.

We have also agreed to grant Mr. Moore an additional 1,500,000 shares of our common stock if the price of common stock (adjusted for any splits) is equal to or greater than $0.40 for 40 consecutive business days.  Pursuant to the terms of his employment agreement, all options will be awarded and vested upon a merger of the company which is a change of control or a sale of the company while Mr. Moore is employed.  In addition, if Mr. Moore’s employment is terminated by us, Mr. Moore is entitled to receive severance payments equal to one year’s salary at the then current compensation level.

Mr. Moore has agreed to refrain from engaging in certain activities that are competitive with us and our business during his employment and for a period of 12 months thereafter under certain circumstances.  In addition, Mr. Moore is subject to a non-solicitation provision for 12 months after termination of his employment.

Rothman Employment Agreement and Option Agreements.   On March 6, 2013, we announced the departure of Dr. John Rothman effective March 1, 2013. Dr. Rothman will continue to assist us as a consultant for a period of one year. Dr. Rothman’s 2011 and 2012 salary was $305,000, consisting of $275,000 in cash and $30,000 in stock, payable in our common stock, based on the average closing stock price.  We also granted Dr. Rothman options to purchase shares of our common stock pursuant to our equity compensation programs. During fiscal 2012, on November 8, 2011, we granted Dr. Rothman options to purchase 3,000,000 shares of our common stock. Each option is exercisable at $0.148 per share. These options were to vest over a three year period beginning one year from the grant date. In connection with Mr. Rothman’s departure, the Company agreed to vest all 7,810,000 options outstanding held by Dr. Rothman and agreed that all such options would expire February 28, 2016.

Rosenblum Compensation.  Mr. Rosenblum serves as our Chief Financial Officer, Senior Vice President and Secretary.  His current salary is $250,000 per annum, with a discretionary bonus of up to 30% of his base compensation awarded annually in March beginning in 2011.  While an employment agreement has not been formally entered into, Mr. Rosenblum remains employed by us. We also granted Mr. Rosenblum options to purchase shares of our common stock pursuant to our equity compensation programs. During fiscal 2012, on November 8, 2011, we granted Mr. Rosenblum options to purchase 2,100,000 shares of our common stock. Each option is exercisable at $0.148 per share. These options vest over a three year period beginning one year from the grant date.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the number of outstanding equity awards held by our named executive officers at October 31, 2012. There are no outstanding stock awards, only outstanding option awards.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Thomas A. Moore	2,500,000	(1)	—		—	0.100	7/21/19
	2,400,000		—		—	0.143	12/15/16
	1,333,333		666,667	(2)	—	0.15	10/14/20
	1,333,333		2,666,667	(3)		.148	11/08/21
Dr. John Rothman(4)	1,750,000		—		—	0.100	7/21/19
	360,000		—		—	0.287	3/1/15
	150,000		—		—	0.260	3/29/16
	300,000	(5)	—		—	0.165	2/15/17
	1,500,000		750,000	(6)	—	0.15	10/14/20
	1,000,000		2,000,000	(7)		0.148	11/08/21
Mark J. Rosenblum	1,000,000		—		—	0.1291	1/05/20
	800,000		400,000	(8)	—	0.15	10/14/20
	700,000		1,400,000			0.148	11/8/21

(1)	Of these options, approximately 833,333 became exercisable on July 21, 2009, approximately 833,333 became exercisable on July 21, 2010 and approximately 833,333 became exercisable on July 21, 2011.

(2)	Of these options, approximately 666,666 became exercisable on October 14, 2011, approximately 666,667 became exercisable on October 14, 2012 and approximately 666,667 will become exercisable on October 14, 2013.

(3)

Of these options, approximately 1,333,333 became exercisable on November 8, 2012, approximately 1,333,333 will become exercisable on November 8, 2013 and approximately 1,333,333 will become exercisable on November 8, 2014.

(4)	Information for Dr. Rothman is at fiscal year-end. Subsequent to fiscal year end, in connection with Dr. Rothman’s departure, the Company agreed to immediately vest all 7,810,000 outstanding options held by Dr. Rothman and agreed to a February 28, 2016 expiration date for all such options.

(5)	Of these options, 75,000 became exercisable on February 15, 2008, 18,750 became exercisable in each quarter from the quarter ended April 30, 2008 through the quarter ended October 31, 2010, and 18,750 became exercisable February 15, 2011. See Note (4) above.

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(6)	Of these options, 750,000 became exercisable on October 14, 2011, 750,000 became exercisable on October 14, 2012 and 750,000 will become exercisable on October 14, 2013. See Note (4) above.

(7)	Of these options, 1,000,000 became exercisable on November 8, 2012, 1,000,000 will become exercisable on November 8, 2013 and 1,000,000 will become exercisable on November 8, 2014. See Note (4) above.

(8)	Of these options, 400,000 became exercisable on October 14, 2011, 400,000 became exercisable on October 14, 2012 and 400,000 will become exercisable on October 14, 2013.
(9)	Of these options, 700,000 became exercisable on November 8, 2012, 700,000 will become exercisable on November 8, 2013 and 700,000 will become exercisable on November 8, 2014.

Director Compensation

All of our non-employee directors earn a combination of cash compensation and awards of shares of our common stock. For fiscal 2012, each non-employee director (other than Mr. Berman) earned 6,000 shares of our common stock per quarter. Mr. Berman, earned $2,000 a month in shares of our common stock based on the average closing price of our common stock for the preceding month. Additionally, each non-employee director earned $2,000 for each Board meeting attended in person and $750 for each telephonic Board meeting. In addition, each member of a committee of the Board earned $2,000 per meeting attended in person held on days other than Board meeting days and $750 for each telephonic committee meeting.

On February 15, 2013 the Board of Directors elected to change its compensation policy. Beginning in fiscal 2013, non-employee directors will receive $100,000 in compensation, of which at least 50% must be in the Company’s common stock. Each director will elect the dollar value of stock based compensation at the beginning of each fiscal year. For each year beginning in fiscal 2014 the share price used in determining the number of shares to be issued will be the average of the 30 preceding trading days prior to November 1 of each fiscal year beginning November 1, 2013. For the fiscal year ending October 31, 2013 all non-employee directors chose to receive all $100,000 in the form of Company common stock priced at $.075 (the average closing price of the Company’s common stock in the 30 days prior to the February 15, 2013 decision date). Accordingly, each non-employee director will earn 1,333,333 shares of common stock during 2013. Additionally, for both fiscal 2012 and 2013, each non-employee director will receive 100,000 non-qualified stock options under the Company's 2011 Omnibus Incentive Plan for Board or committee meetings attended in person and 50,000 non-qualified stock options under the Company’s  2011 Omnibus Incentive Plan for meetings attended by telephone. Stock options awarded for attendance of meetings in 2012 will vest one-third immediately, one-third one year from the grant date and the remaining one-third two years from the grant date and will have an exercise price of $.075 based on the same formula described above.

The non-employee director cash compensation that was earned for the twelve months ended October 31, 2011 and 2012 was not paid. In March 2012, the Company issued to its non-employee directors, all earned but unissued shares earned through December 31, 2011. Non-employee director share compensation that was earned for the period from January 1, 2012 through October 31, 2012 remains unissued and unpaid.

Our employee director does not receive any compensation for his services as a director.

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The table below summarizes the compensation that was earned by our non-employee directors for fiscal 2012. As none of our non-employee directors received option awards, non-equity incentive plan compensation, nonqualified deferred compensation earnings or other compensation during fiscal 2012, we have omitted those columns from the table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Total ($)

Roni A. Appel	$29,750	$2,412	(1)	$32,162
Dr. James Patton	34,000	2,412	(1)	36,412
Dr. Thomas McKearn	30,250	2,412	(1)	32,662
Richard Berman	8,750	24,000	(2)	32,750

(1)	Represents the grant date fair value of 6,000 shares of our common stock per quarter earned (but not paid or issued) multiplied by the closing price of our common stock on the last day of each quarter if the member attends at least 75% of the meetings annually.

(2)	Based on $24,000 of compensation in the form of shares of our common stock earned but not issued to date.

2004 Stock Option Plan

In November 2004, our Board of Directors adopted and our stockholders approved the 2004 Stock Option Plan, which we refer to as the 2004 plan.  The 2004 plan provides for the grant of options to purchase up to 2,381,525 shares of our common stock to employees, officers, directors and consultants.  Options may be either “incentive stock options” or non-qualified options under the Federal tax laws.  Incentive stock options may be granted only to our employees, while non-qualified options may be issued, in addition to employees, to non-employee directors and consultants.  As of February 25, 2013, all options to purchase shares of our common stock have been granted under the 2004 plan.

The 2004 plan is administered by “disinterested members” of our Board of Directors or the Compensation Committee, who determine, among other things, the individuals who will receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted.  The per share exercise price of our common stock subject to a non-qualified option may be established by our Board of Directors, but will not, however, be less than 85% of the fair market value per share of common stock on the date the option is granted.  The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee.  In the event of termination of employment or engagement other than by death or disability, the optionee will have no more than three months after such termination during which the optionee will be entitled to exercise the option to the extent vested at termination, unless otherwise determined by our Board of Directors.  Upon termination of employment or engagement of an optionee by reason of death or permanent and total disability, the optionee’s options remain exercisable for one year to the extent the options were exercisable on the date of such termination.  No similar limitation applies to non-qualified options.

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All options under the 2004 plan were required to be granted within ten years from the effective date of the 2004 plan.  The effective date of the 2004 plan was November 12, 2004.  Subject to a number of exceptions, holders of incentive stock options granted under the 2004 plan cannot exercise these options more than ten years from the date of grant.  Options granted under the 2004 plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods.  Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares. Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by us become available again for issuance under the 2004 plan.

As of September 27, 2011, the date on which the Advaxis, Inc. 2011 Omnibus Incentive Plan was approved by our stockholders, no further awards may be made under the 2004 plan.

2005 Stock Option Plan

In June 2006 our Board of Directors adopted, and on June 6, 2006, our stockholders approved, the 2005 Stock Option Plan, which we refer to as the 2005 plan.

The 2005 plan provides for the grant of options to purchase up to 5,600,000 shares of our common stock to employees, officers, directors and consultants.  Options may be either “incentive stock options” or non-qualified options under the Federal tax laws.  Incentive stock options may be granted only to our employees, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to our employees.  As of February 25, 2013, all options to purchase shares of our common stock have been granted under the 2005 plan.

The 2005 plan is administered by “disinterested members” of our Board of Directors or the Compensation Committee, who determine, among other things, the individuals who will receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted.  The per share exercise price of our common stock subject to a non-qualified option may be established by our Board of Directors, but will not, however, be less than 85% of the fair market value per share of common stock on the date the option is granted.  The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

Except when agreed to by our Board of Directors or the administrator of the 2005 plan, no stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee.  In the event of termination of employment or engagement other than by death or disability, the optionee will have no more than three months after such termination during which the optionee will be entitled to exercise the option, unless otherwise determined by our Board of Directors.  Upon termination of employment or engagement of an optionee by reason of death or permanent and total disability, the optionee’s options remain exercisable for one year to the extent the options were exercisable on the date of such termination.  No similar limitation applies to non-qualified options.

  All options under the 2005 plan were required to be granted within ten years from the effective date of the 2005 plan.  The effective date of the 2005 plan was January 1, 2005.  Subject to a number of exceptions, holders of incentive stock options granted under the 2005 plan cannot exercise these options more than ten years from the date of grant.  Options granted under the 2005 plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods.  Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares.

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Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by us become available again for issuance under the 2005 plan.

As of September 27, 2011, the date on which the Advaxis, Inc. 2011 Omnibus Incentive Plan was approved by our stockholders, no further awards may be made under the 2005 plan.

2009 Stock Option Plan

Our Board of Directors adopted the 2009 Stock Option Plan effective July 21, 2009, and recommended that it be submitted to our stockholders for their approval at the next annual meeting.  On April 23, 2010, our Board of Directors approved and adopted, and on June 1, 2010 our stockholders approved, the amended and restated 2009 Stock Option Plan, which we refer to as the 2009 plan.  An aggregate of 20,000,000 shares of our common stock (subject to adjustment by the Compensation Committee) are reserved for issuance upon the exercise of options granted under the 2009 plan.  As of February 25, 2013, options to purchase 508,101 shares of our common stock are available for grant under the 2009 plan.  However, due to the approval of the Advaxis, Inc. 2011 Omnibus Incentive Plan by our stockholders, on September 27, 2011, no further awards may be made under the 2009 plan (see below for details on the Advaxis Inc. 2011 Omnibus Incentive Plan).

The 2009 plan is to be administered by the Compensation Committee of our Board of Directors; provided, however, that except as otherwise expressly provided in the 2009 plan, our Board of Directors may exercise any power or authority granted to the Compensation Committee under the 2009 plan. Subject to the terms of the 2009 plan, the Compensation Committee is authorized to select eligible persons to receive options, determine the type, number and other terms and conditions of, and all other matters relating to, options, prescribe option agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2009 plan, construe and interpret the 2009 plan and option agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the 2009 plan.

The maximum number of shares of common stock to which options may be granted to any one individual under the 2009 plan is 6,000,000 (subject to adjustment by the Compensation Committee).  The shares acquired upon exercise of options granted under the 2009 plan will be authorized and issued shares of our common stock.  Our stockholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the 2009 plan.  If any option granted under the 2009 plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the 2009 plan.

The persons eligible to receive awards under the 2009 plan are the officers, directors, employees, consultants and other persons who provide services to us or any related entity.  An employee on leave of absence may be considered as still in our or a related entity’s employ for purposes of eligibility for participation in the 2009 plan.  All options granted under the 2009 plan must be evidenced by a written agreement.  The agreement will contain such terms and conditions as the Compensation Committee shall prescribe, consistent with the 2009 plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the options granted.  For any option granted under the 2009 plan, the exercise price per share of common stock may be any price determined by the Compensation Committee; however, the exercise price per share of any incentive stock option may not be less than the fair market value of the common stock on the date such incentive stock option is granted.

The Compensation Committee may permit the exercise price of an option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the Compensation Committee (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above.  If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their fair market value on the date the option is exercised.

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No incentive stock option, and unless the prior written consent of our Compensation Committee is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the 2009 plan is assignable or transferable, other than by will or by the laws of descent and distribution.  During the lifetime of an optionee, an option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee.

The expiration date of an option under the 2009 plan will be determined by Compensation Committee at the time of grant, but in no event may such an option be exercisable after 10 years from the date of grant.  An option may be exercised at any time or from time to time or only after a period of time in installments, as determined by our Compensation Committee.  Our Compensation Committee may in its sole discretion accelerate the date on which any option may be exercised. Each outstanding option granted under the 2009 plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control of us, certain mergers and reorganizations, and certain dispositions of substantially all our assets.

Unless otherwise provided in the option agreement, the unexercised portion of any option granted under the 2009 plan shall automatically be terminated (a) three months after the date on which the optionee’s employment is terminated for any reason other than (i) cause (as defined in the 2009 plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee’s employment for cause; (c) one year after the date on which the optionee’s employment is terminated by reason of mental or physical disability; or (d) one year after the date on which the optionee’s employment is terminated by reason of optionee’s death, or if later, three months after the date of optionee’s death if death occurs during the one year period following the termination of the optionee’s employment by reason of mental or physical disability.

Unless earlier terminated by our board, the 2009 plan will terminate at the earliest of (a) such time as no shares of common stock remain available for issuance under the 2009 plan, (b) termination of the 2009 plan by our board, or (c) the tenth anniversary of the effective date of the 2009 plan.  Options outstanding upon expiration of the 2009 plan shall remain in effect until they have been exercised or terminated, or have expired.

As of September 27, 2011, the date on which the Advaxis, Inc. 2011 Omnibus Incentive Plan was approved by our stockholders, no further awards may be made under the 2009 plan.

2011 Omnibus Incentive Plan

For a discussion of our 2011 Omnibus Incentive Plan please see the section entitled “Proposal No. 4 Ratification and Approval of an Amendment to Our 2011 Omnibus Incentive Plan to Increase the Aggregate Number of Shares of Common Stock Authorized for Issuance under Such Plan By 155,000,000 Shares” beginning on page 37 of this proxy statement.

2011 Employee Stock Purchase Plan

Our Board of Directors adopted the Advaxis, Inc. 2011 Employee Stock Purchase Plan, which we refer to as the ESPP, on August 22, 2011, and our stockholders approved the ESPP on September 27, 2011. The ESPP initially became effective November 1, 2011.  5,000,000 shares of our common stock are reserved for issuance under the ESPP.  On December 14, 2011, our Board of Directors approved an amendment to the ESPP effective as of October 31, 2011. The ESPP was amended to change the first offering date that our employees were eligible to participate in the ESPP from November 1, 2011 to December 30, 2011.   As of February 25, 2013, approximately 4,454,000 shares of our common stock are available for grant under the ESPP.

The Compensation Committee of our Board of Directors administers the ESPP. The ESPP vests the Compensation Committee with the authority to interpret the ESPP, to prescribe, amend and rescind rules and regulations relating to the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP; however, our Board of Directors may exercise that authority in lieu of the Compensation Committee. The ESPP is required to be administered in a manner consistent with Rule 16b-3 of the Exchange Act and subject to the provisions of Section 423 of the Internal Revenue Code (the “Code”).

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Our employees that have been designated by our Board of Directors as eligible to participate in the ESPP are eligible to become participants if they have been employed by us or any of our subsidiaries for six months and are scheduled to work at least 20 hours per week and more than five months per calendar year. Individuals who satisfy these requirements after November 1, 2011, would be eligible to become participants on the February 1, May 1, August 1, or November 1, as the case may be, immediately following their completion of these eligibility requirements. These eligible employees may become participants in the ESPP by completing an enrollment agreement and filing it with us.

The ESPP generally is implemented through a series of 24-month-long offering periods, beginning on November 1 and ending on the October 31 that is 24 months later. Shares of our common stock are available for purchase under the ESPP on periodic exercise dates within each offering period. Exercise dates are the last business days in January, April, July and October during each offering period. On the first business day of each offering period (or if later, the first day within the offering period on which a participant becomes eligible to participate), a participant is granted the option to purchase shares of our common stock on the exercise dates within that offering period.

If the share price is ever lower on an exercise date than it was on the first business day of the offering period in which that exercise date falls, then the offering period in progress ends immediately after the close of trading on that exercise date, and a new offering period begins on the next February 1, May 1, August 1 or November 1, as the case may be, and extends for a new 24-month-long period ending on January 31, April 30, July 31 or October 31, as the case may be.

No participant is eligible for the grant of any option under the ESPP if, immediately after the grant, the participant would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our subsidiaries. Additionally, no participant may be granted any option that would permit the participant to buy our common stock that accrues at a rate that exceeds $25,000 (based on the fair market value of our common stock on the date the option is granted) for each calendar year in which such option is outstanding at any time. Finally, no participant may purchase more than 166,666 shares of our common stock on any one exercise date.

The enrollment agreement that each participant must submit authorizes after-tax payroll deductions from the participant’s compensation during each payroll period. Participants may elect a payroll deduction amount of at least 1%, and up to 15%, of their compensation. A participant may change or terminate his or her payroll deductions at any time during an offering period, but may only begin payroll deductions on specified dates.

The exercise price per share at which shares are sold in an offering under the ESPP is the lower of (i) 85% of the fair market value of a share of our common stock on the first day of the offering period or, (ii) 85% of the fair market value of a share of our common stock on the exercise date. Unless otherwise determined by the Compensation Committee, the term fair market value is defined to mean the ratio of the value traded (the price of a share of our common stock multiplied by number of shares of common stock traded) to total volume traded over the 10-day period ending on the valuation date.

A participant may withdraw from participation in the ESPP at any time by completing a withdrawal form and delivering it to us. If a participant’s employment terminates for any reason, he or she is treated as having withdrawn from the ESPP.   All options granted to the participant under the ESPP, but not yet exercised, automatically terminate, and no further purchases of common stock are made for the participant’s account following the effectiveness of the participant’s withdrawal.  After a participant withdraws, or is treated as having withdrawn, the participant is not permitted to participate again in the ESPP until the next entry date that is at least six months after his or her date of withdrawal. In order to rejoin the ESPP, a former participant must submit a new enrollment agreement.

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The ESPP will terminate following the last exercise date before 10th anniversary of its effective date, or if sooner, on the date on which all shares reserved for issuance under the ESPP have been sold. Additionally, our Board of Directors may terminate the ESPP earlier. Our Board of Directors or the Compensation Committee may amend the ESPP at any time, provided that no amendment may change any option in a way that adversely affects the rights of the holder of the option, no amendment may in any way cause rights issued under the ESPP to fail to meet the requirements for employee stock purchase plans under Section 423 of the Code, and no amendment may cause the ESPP to fail to comply with Rule 16b-3 under the Exchange Act. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation, we will obtain stockholder approval of any such amendment.

5,000,000 shares of our common stock are reserved for issuance under the ESPP. That amount will be increased each year by the lowest of (i) 500,000 shares, (ii) one percent of all shares of common stock outstanding at the end of the previous year, or (iii) an amount determined by the board. If any option granted under the ESPP expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that option will again be available for issuance under the ESPP.

The ESPP provides for appropriate adjustment of the number of shares of common stock for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of our common stock as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends.

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE DISCRETION OF THE BOARD OF DIRECTORS

General

Our Board is seeking approval of an amendment to our certificate of incorporation, as amended, which we refer to as our certificate of incorporation, to effect a reverse stock split at a ratio ranging from 1-for-70 to 1-for-200 of all the issued and outstanding shares of the Company’s common stock, the final ratio to be determined at the discretion of the Board of Directors, to be implemented, if at all, at any time prior to the 2014 Annual Meeting of Stockholders. The Board of Directors believes that providing the flexibility for the Board to choose an exact split ratio based on then current market conditions, and to effect such reverse stock split at any time prior to the 2014 Annual Meeting of Stockholders, will better enable us to act in the best interests of the Company and its stockholders.

If this Proposal No. 2 is approved by our stockholders, the Board will have the authority, in its sole discretion and without any further action on the part of the stockholders, to effect the reverse stock split, at any time it believes to be the most beneficial to the Company and its stockholders. This Proposal No. 2 would give the Board the authority to implement one, but not more than one, reverse stock split. A reverse stock split would be effected by the filing the Reverse Stock Split Amendment (attached hereto as Annex A) with the Secretary of State of the State of Delaware. The Board will retain the authority not to effect the Reverse Stock Split Amendment even if we receive stockholder approval. Thus, subject to stockholder approval, the Board may, at its discretion, file the Reverse Stock Split Amendment or abandon it and effect no reverse stock split if it determines that such action is not in the best interests of the Company and its stockholders. If the Reverse Stock Split Amendment is not filed with the Secretary of State of the State of Delaware prior to the Company’s 2014 Annual Meeting of Stockholders, the Reverse Stock Split Amendment will be deemed abandoned, without any further effect.

The Board’s decision as to whether and when to effect the reverse stock split will be based, in part, on prevailing market conditions, existing and expected trading prices for our common stock.

Reasons for the Reverse Stock Split

Our Board of Directors believes that the current low per share market price of our common stock, which it believes is due in part to the overall weakness in the stock market, has had a negative effect on the marketability of our existing shares. Our Board of Directors believes that by increasing the per share market price of our common stock as a result of the reverse stock split, we may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

The Board of Directors could determine that effecting the reverse stock split would be in the best interests of our Company and our stockholders for the following reasons:

•	It could heighten the interest of the financial community in the Company and potentially broaden the pool of investors that may consider investing, or be able to invest, in the Company by increasing the trading price of our common stock and decreasing the number of outstanding shares of our common stock.

•	It could help to attract institutional investors who have internal policies that either prohibit them from purchasing stocks below a certain minimum price or tend to discourage individual brokers from recommending such stocks to their customers.

•	It may also encourage investors who had previously been dissuaded from purchasing our Company’s common stock because commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks.

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•	It will enhance our ability to obtain an initial listing on The NASDAQ Capital Market or NYSE Amex. The NASDAQ Capital Market requires, among other items, an initial bid price of least $4.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share. The NYSE Amex requires an initial listing bid price of $3.00 (or $2.00 depending on the applicable listing standard). Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain following the reverse stock split over the minimum bid price requirement of any such stock exchange.

We believe that these factors limit the purchase of our common stock by institutional and individual investors.

For the foregoing reasons, we are asking our stockholders to approve the Reverse Stock Split Amendment authorizing a reverse stock split at a ratio ranging from 1-for-70 to 1-for-200 of all the issued and outstanding shares of the Company’s common stock, the final ratio to be determined at the discretion of the Board of Directors, and to effect the reverse stock split at any time prior to the Company’s 2014 Annual Meeting of Stockholders, as determined by the Board of Directors in its discretion.

Possible Effects of a Reverse Stock Split

Below are a number of possible effects of the reverse stock split, among others, that our Board of Directors has considered in adopting the resolution approving the Reverse Stock Split Amendment. There may be other effects of the reverse stock split in addition to those described below.

Immediately after the reverse stock split is implemented, Company common stockholders will own fewer shares than they currently own. Any outstanding options, warrants or convertible promissory notes would also be adjusted by the same split ratio. By reducing the number of shares of common stock outstanding without a corresponding reduction in the number of shares of common stock authorized but unissued, the reverse stock split will have the effect of increasing the number of authorized but unissued shares of common stock. Such shares would be available for issuance without any further stockholder action. Accordingly, the Company is also asking you to consider Proposal No. 3, the Authorized Share Decrease Amendment to reduce the number of authorized but unissued shares of common stock. While the Company does not currently have any definitive plans to issue any of the authorized but unissued shares of common stock that would become available for issuance if the Reverse Stock Split Amendment is approved by our stockholders and subsequently implemented by the Board, the Board is currently evaluating financing alternatives. In addition, to exploring financing alternatives, the Board believes it is prudent to have a number of shares available to be issued to take advantage of potential future transactions on terms favorable to Advaxis. These potential transactions may include, but are not limited to, expanding our business or product lines through the acquisition of other businesses or products and establishing strategic relationships with other companies.

The following table shows the number of shares that would be (a) issued and outstanding, (b) authorized and reserved for issuance upon the exercise of outstanding stock options and warrants, issuance of shares under the Directors’ compensation plan, and conversion of convertible promissory notes and preferred stock, and (c) authorized and unreserved for issuance, in each case upon the implementation of the reverse stock split at each ratio from 1-for-70 to 1-for-200 based on 554,681,301 shares issued and outstanding at April 15, 2013, the Record Date.

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As of April 15, 2013	Shares Issued and Outstanding	Shares Authorized and Reserved for Issuance(1)	Shares Authorized and Unreserved(2)	Total Authorized(2)
Pre-split	554,681,301	235,725,948	209,592,757	1,000,000,000
If 1-for-70 reverse stock split enacted	7,924,019	3,367,514	988,708,467	1,000,000,000
If 1-for-100 reverse stock split enacted	5,546,813	2,357,259	992,095,928	1,000,000,000
If 1-for-200 reverse stock split enacted	2,773,407	1,178,630	996,047,963	1,000,000,000

(1) Shares that are authorized and reserved for issuance upon the exercise of outstanding options, warrants, convertible promissory notes, and issuance of earned but not issued shares under our Directors’ compensation program.

(2) Proposal No. 3 is requesting shareholder approval of an amendment to our Certificate of Incorporation to decrease our authorized shares of common stock to 300,000,000. If approved by stockholders, Proposal No. 3 will only be implemented if the Reverse Stock Split Amendment is approved and implemented. If Proposal No. 3 is implemented, the number of shares authorized and unreserved would be as follows: pre-split, 209,592,757;  1-for-70, 288,708,467; 1-for-100, 292,095,928; 1-for 200, 296,047,963.

Although the Board expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of the Company’s common stock, there is no assurance that such a result will occur. Similarly there is no assurance that if the per share price of the Company’s common stock increases as a result of the reverse stock split, such increase in the per share price will be permanent, which will be dependent on several factors.

•	Should the per share price of our common stock decline after implementation of the reverse stock split, the percentage decline may be greater than would occur in the absence of the reverse stock split.

•	The anticipated resulting increase in per share price of the Company’s common stock due to the reverse stock split is expected to encourage interest in the Company’s common stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

•	The reverse stock split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline.

•	One of the purposes for the proposed reverse stock split is to comply with the listing standards for The NASDAQ Capital Market or other exchange. However, there can be no assurance that the reverse stock split alone will guarantee or even help us to list on The NASDAQ Capital Market or any other exchange. If we are unable to list our common stock on The NASDAQ Capital Market or any other exchange, our liquidity and stock price may be negatively affected.

•	The number of shares held by each individual stockholder will be reduced if the reverse stock split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares.

Procedures for Effecting the Reverse Stock Split and Filing the Reverse Stock Split Amendment

If the stockholders approve the Reverse Stock Split Amendment and the Board subsequently determines that it is in the Company’s and the stockholders’ best interests to effect a reverse stock split, our Board will then determine the ratio of the reverse stock split to be implemented. Any such split will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. The actual timing of any such filing will be made by the Board at such time as the Board believes to be most advantageous to the Company and its stockholders.

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Fractional Shares

Stockholders will not receive fractional shares in connection with the reverse stock split. Instead, the Company’s transfer agent will aggregate all fractional shares collectively held by the Company’s stockholders into whole shares and arrange for them to be sold on the open market. Stockholders otherwise entitled to fractional shares will receive a cash payment in lieu thereof in an amount equal to the stockholder’s pro rata share of the total net proceeds of these sales. Stockholders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date the stockholder receives his or her cash payment. The proceeds will be subject to certain taxes as discussed below.

Stockholders holding fewer than one (1) post-reverse split share of the Company’s common stock will receive only cash in lieu of fractional shares and will no longer hold any shares of common stock as of the effective time of the Reverse Stock Split Amendment.

Effective Time and Implementation of the Reverse Stock Split

The effective time (the “Effective Time”) for the reverse stock split will be the date on which the Company files the Reverse Stock Split Amendment with the office of the Secretary of State of the State of Delaware or such later date and time as specified in the Reverse Stock Split Amendment as filed, provided that the Effective Time must be within one year of the Annual Meeting.

Effect of Reverse Stock Split on Options

The number of shares subject to outstanding options to purchase shares of our common stock also would automatically be reduced in the same ratio as the reduction in the outstanding shares. Correspondingly, the per share exercise price of those options will be increased in direct proportion to the reverse stock split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain unchanged. For example, assuming that an optionee holds options to purchase 1,000 shares at an exercise price of $1.25 per share, on the effectiveness of a 1-for-100 reverse stock split, the number of shares subject to that option would be reduced to 10 shares and the exercise price would be proportionately increased to $125.00 per share.

Effect of Reverse Stock Split on Warrants

The agreements governing the outstanding warrants to purchase shares of our common stock include provisions requiring adjustments to both the number of shares issuable upon exercise of such warrants, and the exercise prices of such warrants, in the event of a reverse stock split. For example, assuming that a warrant holder holds a warrant to purchase 10,000 shares of our common stock at an exercise price of $0.75 per share, on the effectiveness of a 1-for-100 reverse stock split, the number of shares subject to that warrant would be reduced to 100 shares and the exercise price would be proportionately increased to $75.00 per share.

Effect of Reverse Stock Split on Convertible Promissory Notes

The agreements governing the outstanding convertible promissory notes generally include provisions requiring adjustments to the number of shares issuable upon conversion, and the conversion price for such shares, in the event of a reverse stock split. For example, assuming that a note holder holds a promissory note convertible into 10,000 shares of our common stock at a conversion price of $0.75 per share, on the effectiveness of a 1-for-100 reverse stock split, the number of shares subject to that convertible promissory note would generally be reduced to 100 shares and the conversion price would be proportionately increased to $75.00 per share. However, our convertible promissory notes are subject to specifically negotiated agreements and accordingly, the terms of the applicable specific agreement would govern any adjustments due to a reverse stock split.

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Beneficial Holders of Common Stock

Upon the implementation of the reverse stock split, the Company intends to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. Stockholders who hold shares of common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-reverse stock split common stock or payment in lieu of any fractional share interest, if applicable.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of common stock in certificated form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled to as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “—Fractional Shares.”

Exchange of Pre-Reverse Stock Split Shares with Post-Reverse Stock Split Shares

If we implement a reverse stock split, we expect that our transfer agent will act as our exchange agent to act for holders of common stock in implementing the exchange of their pre-reverse stock split shares for post-reverse stock split shares.

Registered Book Entry Stockholder. Holders of common stock holding all of their shares electronically in book-entry form with the Company’s transfer agent do not need to take any action (the exchange will be automatic) to receive post-reverse stock split shares.

Registered Certificated Stockholder. Some of our stockholders hold their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your pre-reverse stock split certificate(s), you will be issued the appropriate number of shares electronically in book-entry form under the Direct Registration System (“DRS”). No new shares in book-entry form will be reflected until you surrender your outstanding pre-reverse stock split certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. At any time after receipt of your DRS statement, you may request a stock certificate representing your ownership interest.

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Accounting Matters

The reverse stock split will not affect the par value of a share of the Company’s common stock. The Company’s capital account would remain unchanged. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Potential Anti-Takeover Effect; Possible Dilution

The increase in the number of unissued authorized shares available to be issued could, under certain circumstances, have an anti-takeover effect. For example, shares could be issued that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company. The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our company, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders.

The holders of our common stock do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any additional shares from time to time issued by the Company. Accordingly, if our Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and equity ownership of current stockholders.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to appraisal rights with respect to the reverse stock split.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important U.S. federal income tax considerations of the reverse stock split. Such summary addresses only individual U.S. stockholders who hold our common stock as capital assets. Moreover, such summary does not purport to be complete and does not address stockholders subject to special rules, such as dealer in securities or currencies; financial institutions; regulated investment companies; real estate investment trusts; insurance companies; tax-exempt organizations; persons holding our common stock as part of a straddle, hedge or conversion transaction; traders in securities that have elected the mark-to-market method of accounting with respect to our common stock; partnerships or other pass-through entities for U.S. federal income tax purposes; persons whose “functional currency” is not the U.S. dollar; foreign stockholders; U.S. expatriates; or stockholders who acquired their pre-reverse stock split common stock pursuant to the exercise of employee stock options or otherwise as compensation. Further, it does not address any state, local, estate or foreign income or other tax consequences. This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the U.S. federal income tax consequences to stockholders as a result of the reverse stock split. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.

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Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the proposed reverse stock split on them under applicable U.S. federal, state, estate, local and foreign tax laws.

We believe that the material U.S. federal income tax consequences of the proposed reverse stock split would be as follows:

The proposed reverse stock split is intended to be treated as a “reorganization” within the meaning of Section 368 of the Code. Assuming that such reverse stock split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split. The aggregate tax basis of the post-reverse stock split common stock received will be equal to the aggregate tax basis of the pre-reverse stock split common stock exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse stock split common stock received will include the holding period of the pre-reverse stock split common stock exchanged. No gain or loss will be recognized by us as a result of the reverse stock split.

Stockholders who receive cash for all of their holdings (as a result of owning fewer than one (1) share of our common stock, post split) and who are not related to any person or entity that holds common stock immediately after the reverse stock split, generally should recognize a gain or loss for U.S. federal income tax purposes equal to the difference between the cash received and their basis in the pre-reverse split common stock. Such gain or loss generally would be a capital gain or loss and generally would be a long-term gain or loss to the extent that the stockholder’s holding period exceeds 12 months. Stockholders who receive cash for fractional shares generally should be treated for U.S. federal income tax purposes as having sold their fractional shares and generally should recognize gain or loss in an amount equal to the difference between the cash received and the portion of their basis for the pre-reverse stock split common stock allocated to the fractional shares. Similarly, such gain or loss generally should be capital gain or loss and generally would be a long-term gain or loss to the extent that the stockholder’s holding period exceeds 12 months.

Board Discretion to Implement the Reverse Stock Split

If the proposed reverse stock split is approved at the 2013 Annual Meeting, our Board of Directors may, in its sole discretion, at any time prior to the 2014 Annual Meeting of Stockholders, determine the ratio for the split based on the parameters in this Proposal No. 2, and authorize the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. Notwithstanding the approval of the form of the Reverse Stock Split Amendment at the 2013 Annual Meeting, our Board of Directors may, in its sole discretion, determine not to implement the reverse stock split.

Vote Required

To approve Proposal No. 2, stockholders holding a majority of the outstanding shares of Advaxis common stock must vote FOR Proposal No. 2. Abstentions and “broker non-votes” will have the same effect as a vote AGAINST Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 2 RELATING TO THE AMENDMENT OF OUR
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT

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PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED NUMBER OF SHARES OF CAPITAL STOCK AVAILABLE FOR ISSUANCE

General

Our Board has unanimously adopted and is submitting for stockholder approval an amendment to our Certificate of Incorporation to decrease the authorized number of shares of capital stock from 1,005,000,000 shares to 305,000,000 shares (the “Authorized Share Decrease Amendment”). Our Board does not intend to file the Authorized Share Decrease Amendment with the Secretary of State of Delaware absent stockholder approval and filing of the Reverse Stock Split Amendment (Proposal No. 2). Pursuant to the law of Delaware, our state of incorporation, the Board must adopt an amendment to the Company’s Certificate of Incorporation and submit the amendment to stockholders for their approval.

Purpose of the Amendment

We are currently authorized to issue 1,005,000,000 shares of capital stock, 1,000,000,000 of which are designated as common stock and 5,000,000 of which are designated as “blank check” preferred stock. Although the proposed Reverse Stock Split Amendment (Proposal No. 2) will not affect the rights of stockholders or any stockholders' proportionate equity interest in the Company, the number of authorized shares of common stock will not be reduced proportionately to the ratio in the Reverse Stock Split Amendment. Accordingly, if the Board of Directors implements the Reverse Stock Split Amendment, there will be a significant number of authorized by unissued shares of our common stock available as compared to the number of shares of common stock then issued and outstanding. For example, if a 1-for-100 reverse stock split is implemented, we would have approximately 5,546,813 shares of common stock issued and outstanding (based on the number of shares issued and outstanding on April 15, 2013, the record date), with 994,453,187 shares of common stock available for issuance. Because the Board is mindful about the potential dilutive effect on existing stockholders, and because the approved and recommended a range of reverse stock split ratios would result in more shares becoming available than the Board believes are necessary for reasonably foreseeable future needs, the Board of Directors has also approved and recommended an amendment to our certificate of incorporation to decrease, subject to stockholder approval and implementation of the Reverse Stock Split Amendment, the authorized number of shares of our common stock from 1,000,000,000 to 300,000,000. Our Board of Directors believes this number of authorized shares of common stock will provide Advaxis sufficient shares of authorized capital available to be issued for any proper corporate purpose without further stockholder action. See Proposal No. 2 for a discussion of the Board’s current plans with respect to our available authorized shares. See also the table under the caption “Possible Effects of a Reverse Stock Split” in Proposal No. 2 for an illustration of the number of shares available for issuance post-split.

The Board does not propose to make any adjustments to the number of authorized shares of “blank check” preferred stock. As of the date of this proxy statement, 1,000 shares of preferred stock have been designated as Series A, none of which are issued and outstanding, and 2,500 shares have been designated as Series B, 740 of which are issued and outstanding.

Potential Adverse Effects of Amendment

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This Proposal No. 3 is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

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Procedure for Effecting the Authorized Share Decrease

If the stockholders approve the Authorized Share Decrease Amendment, and the stockholders have approved and implemented the Reverse Stock Split Amendment (Proposal No. 2), we will file with the Secretary of State of the State of Delaware a certificate of amendment to our Certificate of Incorporation subsequent to the implementation of the Reverse Stock Split Amendment. The Authorized Share Decrease Amendment will become effective at the time and on the date of the filing of, or at such later time as is specified in, the certificate of amendment.

Vote Required for Approval of the Authorized Share Decrease

The affirmative vote of the holders of a majority of our shares of common stock outstanding, provided that affirmative vote also represents at least a majority of the voting power required to constitute a quorum at the Annual Meeting, is required for approval of the amendment to the Certificate of Incorporation.

Annex Relating to the Authorized Share Decrease

The form of amendment to our Certificate of Incorporation, which is approved by voting “FOR” the Authorized Share Decrease Amendment is attached to this proxy statement as Annex B

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 3 RELATING TO THE AMENDMENT OF OUR
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO
DECREASE OUR AUTHORIZED SHARE CAPITAL

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PROPOSAL NO. 4

RATIFICATION AND APPROVAL OF AN AMENDMENT TO OUR 2011 OMNIBUS INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN BY 155,000,000 SHARES

Background and Purpose

Our Board adopted the 2011 Omnibus Incentive Plan on August 22, 2011, and submitted it to our stockholders for their approval. On September 27, 2011, our stockholders approved the 2011 Omnibus Incentive Plan. Upon receiving stockholder approval of the 2011 Omnibus Incentive Plan on September 27, 2011, no further awards were permitted to be made under the 2004 plan, the 2005 plan or the 2009 plan. An aggregate of 65,000,000 shares of our common stock (subject to adjustment by the Compensation Committee) are currently reserved and available for delivery under the 2011 Omnibus Incentive Plan. During November 2011, we granted options to purchase 17,540,000 shares of our common stock to our employees, officers and directors. As of April 15, 2013, 47,460,000 shares of our common stock are available for grant under the 2011 Omnibus Incentive Plan.

In April 2013, the Board adopted an amendment to the 2011 Omnibus Incentive Plan, subject to stockholder approval, to increase the number of shares covered by, and reserved for issuance under, the 2011 Omnibus Incentive Plan from 65,000,000 shares to 220,000,000 shares. Such share reserve consists of (i) the number of shares that remain available for issuance under the 2011 Omnibus Incentive Plan (including shares subject to outstanding options) and (ii) the proposed increase of 155,000,000 additional shares. Such amendment enables the Company to make grants under the 2011 Omnibus Incentive Plan to officers, directors, employees, consultants and other persons who provide services to us on a full-time basis.

Stockholders should note that the proposed increase from 65,000,000 shares to 220,000,000 authorized shares under the 2011 Omnibus Incentive Plan in this Proposal No. 4 is on a pre-reverse stock split basis. Accordingly, if the Company’s stockholders approve Proposal No. 2, and the Reverse Stock Split Amendment is implemented, the number of authorized shares under the 2011 Omnibus Incentive Plan will be reduced by the same ratio. For example, if this Proposal No. 4 is approved by the stockholders, and subsequently the Board of Directors implements a reverse stock split at a 1-for-100 ratio, the aggregate number of authorized shares reserved for issuance under the 2011 Omnibus Incentive Plan would be 2,200,000 on a post-split basis (and there would be approximately 2,024,600 shares available for grant under the 2011 Omnibus Incentive Plan on a post-split basis based on the number of outstanding awards at April 15, 2013 and after taking into account the proposed 1,550,000 share increase on a post-split basis).

The 2011 Omnibus Incentive Plan enables the Company to make grants to officers, directors, employees, consultants and other persons who provide services to us on a full-time basis.

The following summary description of the 2011 Omnibus Incentive Plan, as amended, is qualified in its entirety by reference to the full text of the 2011 Omnibus Incentive Plan that is filed as Annex A to the definitive proxy statement on Schedule 14A filed by the Company with the SEC on August 28, 2011.

Description of the 2011 Omnibus Incentive Plan

During any 12-month period, no participant in the 2011 Omnibus Incentive Plan may be granted (i) stock options or stock appreciation rights with respect to more than 4,000,000 shares of our common stock, or (ii) shares of restricted stock, restricted stock units, performance shares and other stock based-awards with respect to more than 4,000,000 shares of our common stock. The maximum amount that may be paid out as performance units with respect to any 12-month performance period is $2,500,000 (pro-rated for any 12-month performance period that is less than 12 months), and with respect to any performance period that is more than 12 months, $2,000,000 multiplied by the number of full 12 month periods that are in the performance period.

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The Committee, as defined below, is authorized to adjust the limitations described above and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

The persons eligible to receive awards under the 2011 Omnibus Incentive Plan are the officers, directors, employees, consultants and other persons who provide services to us on a full-time basis. The foregoing notwithstanding, only our full-time employees, or any of our parent corporations or subsidiary corporations, shall be eligible for purposes of receiving any incentive stock options.

The 2011 Omnibus Incentive Plan is to be administered by a committee designated by our Board of Directors consisting of not less than two directors (the “Committee”), provided, however, that except as otherwise expressly provided in the 2011 Omnibus Incentive Plan, our Board of Directors may exercise any power or authority granted to the Committee under the 2011 Omnibus Incentive Plan. Subject to the terms of the 2011 Omnibus Incentive Plan, the Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements, and the rules and regulations for the administration of the 2011 Omnibus Incentive Plan, construe and interpret the 2011 Omnibus Incentive Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2011 Omnibus Incentive Plan.

The Committee is authorized to grant stock options, including both incentive stock options and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the stock appreciation right. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the options and stock appreciation right are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the 2011 Omnibus Incentive Plan to be paid in cash, shares, other awards or other property (including loans to participants).

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of our common stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the Committee may impose. An award of restricted stock units confers upon a participant the right to receive shares of our common stock or cash equal to the fair market value of the specified number of shares of our common stock covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the Committee.

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The Committee is authorized to grant shares of our common stock as a bonus free of restrictions, or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the 2011 Omnibus Incentive Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

The Committee or our Board of Directors is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. The Committee determines the terms and conditions of such awards.

The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period are determined by the Committee upon the grant of the performance award. Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the Committee. The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Awards may be settled in the form of cash, shares of our common stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations.

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement or otherwise determined by the Committee, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2011 Omnibus Incentive Plan (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control).

Our Board of Directors may amend, alter, suspend, discontinue or terminate the 2011 Omnibus Incentive Plan or the Committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2011 Omnibus Incentive Plan which might increase the cost of the 2011 Omnibus Incentive Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to incentive stock options, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our board of directors, the 2011 Omnibus Incentive Plan will terminate at the earliest of (a) such time as no shares of our common stock remain available for issuance under the 2011 Omnibus Incentive Plan, (b) termination of the 2011 Omnibus Incentive Plan by our Board of Directors, or (c) the tenth anniversary of the effective date of the 2011 Omnibus Incentive Plan. Awards outstanding upon expiration of the 2011 Omnibus Incentive Plan shall remain in effect until they have been exercised or terminated, or have expired.

Votes Required for Approval of the Incentive Plan Amendment

Approval of the Incentive Plan Amendment requires the affirmative vote of the holders of a majority of all shares present, either in person or by proxy, at the Annual Meeting.

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Annex Relating to the Amendment to the 2011 Omnibus Incentive Plan

The form of amendment to the 2011 Omnibus Incentive Plan is attached to this proxy statement as Annex C.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 4 RELATING TO THE RATIFICATION AND
APPROVAL OF THE 2011 OMNIBUS INCENTIVE PLAN AMENDMENT

40

PROPOSAL NO. 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee annually considers and selects our independent registered public accountants. The Audit Committee has selected Marcum, LLP to act as our independent registered public accountants for fiscal 2013.

The persons named in the enclosed proxy will vote to ratify the selection of Marcum, LLP as our independent registered public accountants for fiscal 2013, unless otherwise directed by the stockholders. Stockholder ratification of Marcum, LLP as our independent registered public accountants is not required by our by-laws, or otherwise. However, we are submitting the selection of Marcum, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Marcum, LLP as our independent registered public accountants, the Audit Committee will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of Marcum, LLP are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 5 RELATING TO THE RATIFICATION OF
THE SELECTION OF MARCUM, LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2013.

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AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and our internal controls. The Audit Committee does not prepare or audit our financial statements or certify their accuracy.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm, Marcum, LLP, the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of our audited financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for fiscal 2012, as filed with the SEC.

This report is submitted by the Audit Committee.

Richard J. Berman
James Patton

Thomas McKearn

Disclosure of Principal Accountant Fees and Services

McGladrey LLP served as the Company’s independent registered public accounting firm for the years ending October 31, 2011 and 2010 and conducted quarterly reviews of the Company for the periods ended January 31, 2012, April 30, 2012 and July 31, 2012.

On December 19, 2012 (the “Dismissal Date”), Advaxis, Inc. advised McGladrey LLP that it was dismissed as the Company’s independent registered public accounting firm. Effective December 14, 2012, the Company engaged Marcum, LLP as its independent registered public accounting firm to audit the Company’s financial statements for the year ending October 31, 2012. The decision to dismiss McGladrey LLP as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

The reports of McGladrey LLP on the Company’s financial statements for the years ending October 31, 2011 and 2010, and through the Dismissal Date, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The reports of McGladrey LLP on the Company’s financial statements as of and for the years ended October 31, 2011 and 2010 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the years ended October 31, 2011 and 2010 and in the subsequent interim periods through the Dismissal Date, there were no disagreements between McGladrey LLP and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of McGladrey LLP, would have caused McGladrey LLP to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended October 31, 2011 and 2010 or through the Dismissal Date.

The Company requested McGladrey LLP to furnish the Company with a letter addressed to the Commission stating whether McGladrey LLP agreed with the above statements. A copy of the McGladrey LLP’s letter, dated December 21, 2012, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 21, 2012.

During the fiscal years ended October 31, 2011 and 2010 and through December 14, 2012, neither the Company nor anyone acting on its behalf consulted Marcum, LLP regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement with McGladrey LLP on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of McGladrey LLP, would have caused McGladrey LLP to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

The following is a summary of the fees billed to the Company for professional services rendered for the fiscal years ended October 31, 2012 and 2011. The fees for the year ended October 31, 2011 were billed by McGladrey, LLP, and the fees for the year ended October 31, 2012 were billed by both McGladrey, LLP and Marcum, LLP .

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	Fiscal Year 2012	Fiscal Year 2011
Audit Fees - McGladrey LLP	$-	$137,000
Audit Related Fees - McGladrey LLP	-	53,700
Tax Fees - RSM McGladrey, Inc. (1)	-	11,900
Total (2)	$-	$202,600

	Fiscal Year 2012	Fiscal Year 2011
Audit Fees - Marcum, LLP	$90,000	$-
Total	$90,000	$-

(1) Consists of professional services rendered by a company aligned with McGladrey LLP for tax compliance and tax advice.

(2) We also incurred fees of approximately $217,000 for services performed by McGladrey LLP during fiscal 2012.

McGladrey Audit Fees: The Company recorded fees of $137,000 in connection with its audit of the Company’s financial statements for the fiscal year ended October 31, 2011.

Marcum Audit Fees: The Company recorded fees of $90,000 in connection with its audit of the Company’s financial statements for the fiscal year ended October 31, 2012.

Audit-Related Fees: The Company recorded fees of $53,700 in connection with audit-related services for the fiscal year ended October 31, 2011, primarily for review of comments to the Securities and Exchange Commission in its review of securities registration documents and the Company’s replies and for assistance with private placement memorandums and other document reviews.

Tax Fees: The Company recorded fees of $11,900 in connection with tax fees for the fiscal year ended October 31, 2011, primarily due to RSM McGladrey, Inc. amending and preparing the Company’s tax returns.  The Company engaged RSM McGladrey, Inc. to amend and prepare the Company’s 2010 and 2009 tax returns.

All Other Fees: No fees were classified outside the recorded Audit, Audit Related and Tax fees.

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

43

PROPOSAL NO. 6

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This Proposal No. 6, commonly known as a “say-on-pay” proposal, provides stockholders the opportunity to express their views on our named executive officers’ compensation.

Accordingly, stockholders will be asked to vote on the following resolution at the 2013 Annual Meeting:

“RESOLVED, that the stockholders of Advaxis, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Advaxis, Inc.’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure.”

The Board of Directors believes that the compensation awarded to the named executive officers for the fiscal year ended October 31, 2012 is reasonable and appropriate, and justified by the performance of our Company.

Vote Required

Approval of Proposal No. 6, on an advisory basis, requires the affirmative vote of the holders of a majority of the shares present, either in person or by proxy, at the Annual Meeting.

This vote is advisory and therefore not binding on the Company or the Board. The Board and the Compensation Committee, however, will review the voting results and take them into account in making decisions regarding future compensation of the named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 6 REGARDING THE APPROVAL, ON AN ADVISORY BASIS,

OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

44

PROPOSAL NO. 7

ADVISORY VOTE ON THE FREQUENCY OF
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

As described in Proposal No. 6 above, stockholders are being provided the opportunity to cast an advisory vote on our executive compensation program, commonly referred to as a “say-on-pay vote.” The Dodd-Frank Act also enables our stockholders to indicate their preference regarding how frequently we should solicit a non-binding advisory “say-on-pay” vote on the compensation of our named executive officers as disclosed in our proxy statements. This Proposal No. 7 is commonly known as a “say-on-frequency” proposal. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every one year, every two years or every three years. Alternatively, stockholders may abstain from casting a vote.

For the reasons described below, our Board recommends that our stockholders select a frequency of three years, or a triennial vote. Our Board has determined that an advisory vote on executive compensation every three years is the best approach for us based on a number of considerations, including the following:

•	Our compensation program does not change significantly from year to year and is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our named executive officers;

•	A three-year vote cycle gives our Board and the Compensation Committee sufficient time to thoughtfully consider the results of the advisory vote, to engage with stockholders to understand and respond to the vote results and effectively implement any appropriate changes to our executive compensation policies and procedures; and

•	A three-year period between votes will give stockholders sufficient time to evaluate the effectiveness of our short-term and long-term compensation strategies and the related business outcomes of the company, and whether the components of the compensation paid to our named executive officers have achieved positive results for the company/

Our stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in the years when Say-on-Pay votes do not occur. For example, the rules of the NASDAQ Stock Market require that we seek stockholder approval for new employee equity compensation plans and material revisions thereto. Further, as discussed above under “Communications by Stockholders with Directors”, we provide stockholders with an opportunity to communicate directly with our Board, including on issues of executive compensation.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the stockholders of Advaxis, Inc. (the “Company”) hereby approve, on an advisory basis, that the frequency with which they prefer to have a Say-on-Pay vote is:

•	Every three years;
•	Every two years;
•	Every year; or
•	Abstain from voting.

You are not voting to approve or disapprove our Board’s recommendation. While this advisory say-on-frequency vote is non-binding, and we may hold say-on-pay votes more or less frequently than the preference receiving the highest number of votes of our stockholders, our Board and Compensation Committee will give careful consideration to the choice that receives the most votes when considering the frequency of future say-on-pay votes.

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Vote Required

Generally, approval of any matter presented to stockholders is determined by a majority of the votes cast affirmatively or negatively on the matter, assuming a quorum is present. However, given that Proposal No. 7 is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders. In such instance, while none of the three alternatives will have been approved, stockholders will still have the ability to communicate their preference with respect to this vote.

This vote is advisory and therefore not binding on the Company or the Board. The Board and the Compensation Committee, however, will review the voting results and take them into account in making decisions regarding the frequency of stockholder votes on the compensation of executive officers.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT AN ADVISORY VOTE REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BE INCLUDED IN THE COMPANY’S PROXY STATEMENT FOR STOCKHOLDER CONSIDERATION EVERY THREE CALENDAR YEARS.

46

DEADLINE FOR RECEIPT OF 2014 STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2014 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 31, 2013; provided, however, that in the event that we hold our 2014 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2013 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Advaxis Inc.
Attn: Corporate Secretary
305 College Road East
Princeton, New Jersey 08540

Stockholder proposals to be presented at the 2014 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2014 annual meeting of stockholders, must be received in writing at our corporate offices no later than March 14, 2014 (45 days before the one-year anniversary of the date this proxy statement is expected to be mailed to you).

47

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request by mail to Mark J. Rosenblum, Chief Financial Officer and Secretary, Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, or by calling (609) 452-9813. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

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ANNEX A

REVERSE STOCK SPLIT AMENDMENT

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF ADVAXIS, INC.

(a Delaware corporation)

Advaxis, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. Effective at [  :  ] (Eastern Time) on the date of filing of this Certificate of Amendment (such time, the “Effective Time”), every [insert number ranging from 70 to 200] shares of Common Stock outstanding immediately prior to the Effective Time (such shares, the “Old Common Stock”) shall automatically without further action on the part of the Corporation be combined into one (1) fully paid and nonassessable share of Common Stock (the “New Common Stock”), subject to the treatment of fractional shares described below. From and after the Effective Time, certificates representing the Old Common Stock shall, without the necessity of presenting the same for exchange, represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. There shall be no fractional shares issued. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of Common Stock not evenly divisible by [insert number ranging from 70 to 200], will be entitled to receive cash in lieu of fractional shares at the value thereof on the date of the Effective Time as determined by the Board of Directors.”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged by its duly appointed officer as of this [        day of      , 20XX.]

Name: Mark J. Rosenblum
Title: Chief Financial Officer,
Senior Vice President and Secretary

A-1

ANNEX B

AUTHORIZED SHARE DECREASE AMENDMENT

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF ADVAXIS, INC.

(a Delaware corporation )

Advaxis, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The amended and restated certificate of incorporation of the Corporation is hereby amended by deleting Article Fourth thereof in its entirety and inserting the following in lieu thereof:

“Fourth: The total number of shares which the Corporation shall have the authority to issue is Three Hundred Five Million (305,000,000) shares of which Three Hundred Million (300,000,000) shares shall be designated “Common Stock” and have a par value of $0.001 per share, and Five Million (5,000,000) shares shall be “blank check” preferred stock and have a par value of $0.001.”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged by its duly appointed officer as of this [        day of      , 20XX.]

Name: Mark J. Rosenblum
Title: Chief Financial Officer,
Senior Vice President and Secretary

B-1

ANNEX C

AMENDMENT NO. 2
TO THE
ADVAXIS, INC.
2011 OMNIBUS INCENTIVE PLAN

This AMENDMENT NO. 2 to the ADVAXIS, INC. 2011 OMNIBUS INCENTIVE PLAN (“Amendment No. 2”) is effective as of [                    , 2013.]

1. Amendment.   Section 4(a) of the 2011 Omnibus Incentive Plan (the “Plan”) of Advaxis, Inc. (the “Corporation”), effective September 27, 2011, is hereby amended and restated in its entirety and shall read as follows:

“(a) Limitation on Overall Number of Shares Available for Delivery Under Plan.   Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be Two Hundred Twenty Million (220,000,000). Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

2. Effectiveness of Amendment No. 2.   This Amendment No. 2 shall be effective upon the approval of the holders of at least a majority of the shares of common stock of the Corporation present in person or represented by proxy at the annual stockholders meeting and entitled to be cast at such meeting, in accordance with the terms and conditions of the Plan, the Corporation’s amended and restated certificate of incorporation, amended and restated bylaws and applicable Delaware law.

3. Effectiveness of Plan.   Except as set forth in this Amendment No. 2, all of the terms and conditions of the Plan shall remain unchanged and in full force and effect.

4. Execution.   The Board of Directors of the Corporation has caused its authorized officer to execute this Amendment No. 2 and to record the same in the books and records of the Corporation.

ADVAXIS, INC., a Delaware corporation
By:	/s/ Mark J. Rosenblum
	Name:	Mark J. Rosenblum
	Title:	Chief Financial Officer
Senior Vice President and Secretary

C-1

ADVAXIS, INC.
305 College Road East
Princeton, NJ 08540
ATT: Mark J. Rosenblum

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
   Nominees

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Thomas A. Moore   02 James P. Patton   03 Roni A. Appel   04 Thomas J. McKearn   05 Richard J. Berman

The Board of Directors recommends you vote FOR proposals 2,3,4,5 and 6.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	3 years	2 years	1 year	Abstain
7. Consideration and action upon an advisory (non-binding) vote on the frequency at which Advaxis should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for stockholder consideration.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   JOB #   Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000175709_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com .

ADVAXIS, INC.
2013 Annual Meeting of Stockholders
June 5, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Thomas A. Moore and Mark J. Rosenblum, and either one of them, proxies of and attorneys-in-fact for the undersigned, with full powers of substitution, to act for and to vote all shares of Advaxis, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Annual Meeting and related Proxy Statement at the 2013 Annual Meeting of Stockholders of Advaxis, Inc., to be held at Princeton Marriott, 100 College Road East, Princeton, NJ 08540, on Wednesday, June 5, 2013 at 10:00 am, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000175709_2 R1.0.0.51160